   AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 1996

                                               SECURITIES ACT FILE NO. 33-
                                        INVESTMENT COMPANY ACT FILE NO. 811-8388
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------
                                    FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO.                         / /

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 3                              /X/

                        (CHECK APPROPRIATE BOX OR BOXES)

                      ------------------------------------
                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
              (FORMERLY MORGAN STANLEY ASIA INVESTMENT FUND, INC.)
               Exact Name of Registrant as Specified in Charter)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 296-7100
                      ------------------------------------

                             HAROLD J. SCHAAFF, JR.
                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                    (Name and Address of Agent for Service)
                      ------------------------------------

                                With copies to:

            G. DAVID BRINTON, ESQ.                     PIERRE DE SAINT PHALLE, ESQ.
                ROGERS & WELLS                            DAVIS POLK & WARDWELL
               200 PARK AVENUE                             450 LEXINGTON AVENUE
           NEW YORK, NEW YORK 10166                      NEW YORK, NEW YORK 10017
                (212) 878-8000                                (212) 450-4000

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      PROPOSED
                                                      PROPOSED        MAXIMUM
                                                      MAXIMUM        AGGREGATE
TITLE OF SECURITIES BEING          AMOUNT BEING    OFFERING PRICE     OFFERING       AMOUNT OF
  REGISTERED                        REGISTERED      PER SHARE(1)      PRICE(1)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------
Common Stock, $.01 Par
  Value.......................  18,000,000 Shares     $13.375       $240,750,000      $83,018

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the New York Stock Exchange on March 7, 1996.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET

                          PARTS A AND B OF PROSPECTUS*

       ITEMS IN PARTS A AND B OF FORM N-2                    LOCATION IN PROSPECTUS
------------------------------------------------- --------------------------------------------
  1. Outside Front Cover......................... Front Cover Page
  2. Inside Front and Outside Back Cover Page.... Front Cover Page; Inside Front Cover Page
  3. Fee Table and Synopsis...................... Prospectus Summary; Fee Table
  4. Financial Highlights........................ Not Applicable
  5. Plan of Distribution........................ Cover Page; Prospectus Summary; Distribution
                                                    Arrangements
  6. Selling Shareholders........................ Not Applicable
  7. Use of Proceeds............................. Prospectus Summary; The Offer
  8. General Description of the Registrant....... Cover Page; Prospectus Summary; The Fund;
                                                  Risk Factors and Special Considerations;
                                                    Investment Objective and Policies;
                                                    Investment Restrictions; Common Stock
  9. Management.................................. Prospectus Summary; Management of the Fund;
                                                    Expenses; Portfolio Transactions and
                                                    Brokerage; Custodians; Common Stock;
                                                    Dividend Paying Agents, Transfer Agents
                                                    and Registrars;
 10. Capital Stock, Long-Term Debt and Other
       Securities................................ Prospectus Summary, Common Stock; Dividends
                                                    and Distributions; Dividend Reinvestment
                                                    and Cash Purchase Plan; Distribution
                                                    Arrangements; Taxation
 11. Defaults and Arrears on Senior Securities... Not Applicable
 12. Legal Proceedings........................... Not Applicable
 13. Table of Contents of the Statement of
       Additional Information.................... Not Applicable
 14. Cover Page.................................. Not Applicable
 15. Table of Contents........................... Not Applicable
 16. General Information and History............. The Fund
 17. Investment Objective and Policies........... Investment Objective and Policies;
                                                  Investment Restrictions
 18. Management.................................. Management of the Fund
 19. Control Persons and Principal Holders of
       Securities................................ Not Applicable
 20. Investment Advisory and Other Services...... Prospectus Summary; Management of the Fund;
                                                    Expenses; Dividend-Paying Agents, Transfer
                                                    Agents and Registrars; Custodians; Experts
 21. Brokerage Allocation and Other Practices.... Portfolio Transactions and Brokerage
 22. Tax Status.................................. Taxation
 23. Financial Statements........................ Incorporation of Financial Statements by
                                                    Reference

---------------

* As permitted under the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

  Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

PROSPECTUS (SUBJECT TO COMPLETION)
DATED MARCH 8, 1996
                               18,000,000 SHARES

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                                  COMMON STOCK
 ISSUABLE UPON EXERCISE OF RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK
                            ------------------------

    Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") is issuing to its
shareholders of record as of the close of business on            , 1996 (the
"Record Date") transferable rights ("Rights") entitling the holders thereof to subscribe for up to an aggregate of 18,000,000 shares (the "Shares") of the common stock, par value $.01 per share ("Common Stock"), of the Fund (the "Offer") at the rate of one share of Common Stock for each three Rights held. In addition, Record Date Shareholders (as defined below) will be entitled to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. The number of Rights to be issued to Record Date Shareholders (as defined below) will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), the nominee for The Depository Trust Company, or any other depository or nominee (in each instance, a "Nominee Holder"), the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the
Fund on or before the close of business on            , 1996 written
representation of the number of Rights required for such rounding. Shareholders of record on the Record Date and beneficial holders with respect to whom Nominee Holders have submitted such written representations are referred to herein as "Record Date Shareholders." Fractional Shares will not be issued. The Rights are transferable and the Rights and the Shares will be listed for trading on the New York Stock Exchange (the "NYSE"). The Fund's Common Stock is traded on the NYSE under the symbol "APF." (The Rights will be traded under the symbol "APF.RT.") See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE")
WILL BE $         . It is currently estimated that the Subscription Price will represent a discount of between 15% and 25% to the last reported sale price on the Business Day (as defined herein) prior to the Record Date.
    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON            , 1996,
UNLESS EXTENDED AS DESCRIBED HEREIN (THE "EXPIRATION DATE"). The Fund announced the Offer after the close of trading on the NYSE on March 8, 1996. The net asset value per share of Common Stock at the close of business on March 8, 1996 and
           , 1996 was $         and $         , respectively, and the last
reported sale price of a share of Common Stock on the NYSE on such dates was
$         and $         respectively.
    The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian-Pacific governments or governmental entities ("Sovereign Debt"). Asian-Pacific countries in which the Fund may invest are Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand and other countries in Asia, specifically Burma, Cambodia, Laos and Vietnam, in which the Fund is permitted to invest in the future. The Fund will not invest in any countries that do not have diplomatic relations with Japan. These countries currently include Taiwan and North Korea, and may, in the future, include other countries that sever diplomatic relations with Japan. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 65%, of its total assets in equity securities of issuers in Asian-Pacific countries and in Sovereign Debt. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. Investment in the Fund involves special considerations and risks that are not typically associated with investing in the stock markets of major industrialized countries. See "Risk Factors and Special Considerations." Morgan Stanley Asset Management Inc. serves as the Fund's Investment Manager. The address of the Fund is 1221 Avenue of the Americas, New York, New York 10020 (telephone number (212) 296-7100).
    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and to retain it for future reference.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
    CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                                                                                                        PROCEEDS TO
                                                      SUBSCRIPTION PRICE        SALES LOAD(1)(2)        THE FUND(3)
                                                    ----------------------   ----------------------   ---------------
Per Share.........................................     $            (4)        $                         $
Total.............................................     $                       $                         $         (5)

                                                   (Footnotes on following page)

                            ------------------------

    An immediate dilution, which could be substantial, of the aggregate net asset value of the Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to occur as a result of the Offer because the Subscription Price per Share is expected to be less than the Fund's net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations."
                            ------------------------

                              MORGAN STANLEY & CO.
                                  INCORPORATED
            , 1996

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

------------

(Footnotes from previous page)

(1) In connection with the Offer, the Fund has agreed to pay to Morgan Stanley & Co. Incorporated (the "Dealer Manager") and other broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") a fee of % of the Subscription Price per Share for each Share either issued upon the exercise of Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of % of the Subscription Price per Share, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through The Depository Trust Company on the Record Date. The Fund will pay to the Dealer Manager a fee for financial advisory and marketing services in connection
    with the Offer equal to  % of the first $       of the proceeds of the Offer
    before deduction of offering expenses and financial advisory and soliciting fees payable in connection with the Offer (the "Gross Proceeds"), % of the
    next $       of the Gross Proceeds and  % of the Gross Proceeds in excess of
    $       . The Fund has agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended. See "Distribution Arrangements."

(2) Assumes that all Rights were exercised and that the exercise of all Rights was solicited by a Selling Group Member. However, the exercise of Rights solicited by non-Selling Group members will reduce the Sales Load payable and will increase the proceeds to the Fund.

(3) Before deduction of expenses incurred by the Fund, estimated at $       ,
    including up to an aggregate of $       to be paid to the Dealer Manager in
    reimbursement of its expenses.

(4) Represents the Subscription Price per Share payable by holders of Rights. Sales of Shares may be made during the Subscription Period by the Dealer Manager and other Selling Group Members at prices set by the Dealer Manager from time to time. See "Distribution Arrangements."

(5) Assumes that all of the Rights are exercised.

     NO PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT MANAGER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL FOR SUCH PERSON TO MAKE SUCH AN OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.
                            ------------------------
                               TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
PROSPECTUS SUMMARY..............................................................................................    3
THE FUND........................................................................................................   13
THE OFFER.......................................................................................................   13
RISK FACTORS AND SPECIAL CONSIDERATIONS.........................................................................   21
INVESTMENT OBJECTIVE AND POLICIES...............................................................................   29
INVESTMENT RESTRICTIONS.........................................................................................   32
MANAGEMENT OF THE FUND..........................................................................................   34
EXPENSES........................................................................................................   42
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................................   42
NET ASSET VALUE.................................................................................................   43
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.......................................   43
TAXATION........................................................................................................   45
COMMON STOCK....................................................................................................   50
DISTRIBUTION ARRANGEMENTS.......................................................................................   52
DIVIDEND PAYING AGENTS, TRANSFER AGENTS AND REGISTRARS..........................................................   53
CUSTODIANS......................................................................................................   54
EXPERTS.........................................................................................................   54
LEGAL MATTERS...................................................................................................   54
ADDITIONAL INFORMATION..........................................................................................   55
INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE..............................................................   55
APPENDIX A: Form of Subscription Certificate....................................................................  A-1
APPENDIX B: Form of Notice of Guaranteed Delivery...............................................................  B-1
APPENDIX C: Form of Nominee Holder Over-Subscription Exercise Form..............................................  C-1
APPENDIX D: Asian-Pacific Countries.............................................................................  D-1
APPENDIX E: Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and
            Securities Index Futures Contracts and Related Options..............................................  E-1

                            ------------------------
         In this Prospectus, the Commonwealth of Australia is referred to as "Australia"; Myanmar is referred to as "Burma"; the People's
Republic of China is referred to as "China"; the Republic of India is referred to as "India"; the Republic of Indonesia is referred to as "Indonesia"; the Republic of Korea is referred to as "Korea"; the Lao People's Democratic Republic is referred to as "Laos"; the Federation of Malaysia is referred to as "Malaysia"; the Democratic People's Republic of Korea is referred to as "North Korea"; the Islamic Republic of Pakistan is referred to as "Pakistan"; the Republic of the Philippines is referred to as "the Philippines"; the Republic of Singapore is referred to as "Singapore"; the Democratic Socialist Republic of Sri Lanka is referred to as "Sri Lanka"; the Republic of China is referred to as "Taiwan"; the Kingdom of Thailand is referred to as "Thailand"; and the Socialist Republic of Vietnam is referred to as "Vietnam." For purposes of this Prospectus, Hong Kong, a British colony, is sometimes referred to as a country. In this Prospectus, unless otherwise specified, all references to "dollars," "US$" or "$" are to United States dollars.

     IN CONNECTION WITH THIS OFFERING, THE DEALER MANAGER MAY EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE RIGHTS AND THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKETS OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

TERMS OF THE OFFER

     Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business
on             , 1996 (the "Record Date") transferable rights (the "Rights") to subscribe for up to an aggregate of 18,000,000 shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Fund (the "Offer"). Each Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Shareholders will be rounded up to the nearest number of Rights evenly divisible by three. Accordingly, no fractional Shares will be issued. In the case of Shares held of record by a Nominee Holder (as defined below under "-- Over-Subscription Privileges"), the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee
Holder provides to the Fund on or before the close of business on             ,
1996 written representation of the number of Rights required for such rounding. The Rights entitle the holders thereof (each, a "Rights Holder") to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights
held. The Subscription Period commences on             , 1996 and ends at 5:00
p.m., New York time, on             , 1996, unless extended by the Fund and the
Dealer Manager (the "Expiration Date"). The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Shareholders except as discussed below under "Foreign Restrictions."

     The right of a Rights Holder to acquire during the Subscription Period at the Subscription Price one Share for each three Rights held is hereinafter referred to as the "Primary Subscription." All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date. Rights Holders purchasing Shares in the Primary Subscription are hereinafter referred to as "Exercising Rights Holders."

OVER-SUBSCRIPTION PRIVILEGES

     Any Record Date Shareholder who fully exercises all Rights issued to such Record Date Shareholder by the Fund is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). Purchasers of Rights who are not Record Date Shareholders are not eligible to participate in the Over-Subscription Privilege. For purposes of determining the number of Shares that a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee (in each instance, a "Nominee Holder"), will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

SUBSCRIPTION PRICE

     It is currently estimated that the Subscription Price will represent a
discount of between      % and      % to the last reported sale price on the
Business Day (as defined below under "-- Sale of Rights") prior to the Record
Date. The Subscription Price per Share will be $          . The Subscription
Price is approximately an   % discount to the Fund's net asset value per share
on             , 1996 and approximately a      % discount to the last reported
sale price of a share of Common Stock on the NYSE on             , 1996. The
Subscription Price is discussed further under "The Offer -- The Subscription Price." In addition, information with respect to the high and low sale prices of the Fund's Common Stock on the New York Stock Exchange Composite Tape, quarterly trading volume on the NYSE, the corresponding high and low net asset value per share and the premium and discount percentages of the market price of the Fund's

Common Stock to its per share net asset value for each calendar quarter since the Fund's commencement of operations is summarized under "Market and Net Asset Value Information."

EXERCISING RIGHTS

     Rights will be evidenced by Subscription Certificates (see Appendix A) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a Notice of Guaranteed Delivery (see Appendix B) or a check, to American Stock Transfer & Trust Company (the "Subscription Agent") at the address set forth under "The Offer -- Subscription Agent." Exercising Rights Holders will have no right to rescind or modify a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer -- Exercise of Rights" and "The Offer -- Payment for Shares." There is no minimum number of Rights that must be exercised in order for the Offer to close.

SALE OF RIGHTS

     The Rights are transferable until the last Business Day prior to the Expiration Date. The Rights will be listed for trading on the NYSE. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist by causing the Rights to be listed on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the Information Agent. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. Rights may be sold directly by a Rights Holder, or may be sold through the Subscription Agent if
delivered to the Subscription Agent on or before             , 1996. Trading of
the Rights on the NYSE will be conducted on a when-issued basis commencing on
            , 1996 and on a regular-way basis from             , 1996 through
the last Business Day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights through or to the Dealer Manager. Any commissions in connection with the sale of Rights by the Subscription Agent will be paid by the applicable selling Rights Holders. Neither the Fund, the Subscription Agent nor the Dealer Manager will be responsible if Rights cannot be sold, and none of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" means any day on which trading is conducted on the NYSE. See "The Offer -- Sale of Rights."

     Rights Holders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial adviser or the financial press. Exercising Rights Holders' inquiries should be directed to Shareholder Communications Corporation, Investor Relations Department. See "Information Agent" below.

DEALER MANAGER AND SOLICITING FEES

     In connection with the Offer, the Fund has agreed to pay to Morgan Stanley & Co. Incorporated, as Dealer Manager, and each of the Selling Group Members
fees equal to   % of the Subscription Price per Share for Shares either issued upon the exercise of Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Such fees will not be paid for Shares issued upon the exercise of Rights solicited by non-Selling Group Members. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will
receive fees for their soliciting efforts of up to      % of the Subscription
Price per Share, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through The Depository Trust Company on the Record Date. The Fund will pay to the Dealer Manager a fee
equal to      % of the first $          of the proceeds of the Offer before
deduction of offering expenses and financial advisory and soliciting fees
payable in connection with the Offer (the "Gross Proceeds"),      % of the next
$          of Gross Proceeds and      % of Gross Proceeds in excess of
$          for financial and advisory services, including advice with respect to the advisability, timing, size and pricing of the Offer, the formation and management of the Selling Group Members, the coordination of soliciting efforts among soliciting dealers, the Subscription Agent and the Information Agent and market-making activities to assure a liquid and orderly market for the Rights and the Shares. [The Fund has also agreed to reimburse the Dealer Manager for its out-
of-pocket expenses in connection with the Offer up to an aggregate of
$          .] See "Distribution Arrangements."

FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York time, three Business Days prior to the Expiration Date, the Subscription Agent will use its best efforts to sell the Rights of those Foreign Record Date Shareholders through or to the Dealer Manager. The net proceeds, if any, from the sale of those Rights by the Dealer Manager will be remitted to the Foreign Record Date Shareholders on a pro rata basis. See "The Offer -- Foreign Shareholders."

     It is anticipated that Rights issued to Foreign Record Date shareholders in Japan, who hold approximately 28% of the shares of Common Stock, will be sold by the Subscription Agent or otherwise on behalf of such Foreign Record Site shareholders.

INFORMATION AGENT

     The Information Agent for the Offer is:

                     Shareholder Communications Corporation
                                17 State Street
                            New York, New York 10004

                      Toll Free: (800) 733-8481, Ext. 333
                                       or
                     Call Collect: (212) 805-7000, Ext. 333

                          IMPORTANT DATES TO REMEMBER

                          EVENT                                             DATE
---------------------------------------------------------- --------------------------------------
RECORD DATE...............................................                 , 1996
SUBSCRIPTION PERIOD.......................................  , 1996 TO             , 1996 (UNLESS
                                                                         EXTENDED)
EXPIRATION DATE...........................................                 , 1996
                                                                     (UNLESS EXTENDED)
NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM DUE........                 , 1996
SUBSCRIPTION CERTIFICATES, ACCOMPANIED BY PAYMENT FOR
  SHARES,
  OR NOTICES OF GUARANTEED DELIVERY DUE...................                 , 1996
SUBSCRIPTION CERTIFICATES AND PAYMENT FOR SHARES DUE
  PURSUANT
  TO NOTICE OF GUARANTEED DELIVERY........................                 , 1996

PURPOSE OF THE OFFER AND USE OF PROCEEDS

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of further investment opportunities in Asian-Pacific Countries (as defined below). At March 1, 1996, the Fund had net assets of $803,744,530. In addition, the Offer seeks to reward the Fund's shareholders by giving them the right to purchase additional shares of Common Stock at a price below market and net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights which themselves may have intrinsic value also will afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund.

     The net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies." Assuming all of the Rights are exercised in full and the maximum solicitation fee is paid to Selling Group Members, the net proceeds are
estimated to be approximately $          million after deducting offering
expenses payable by the Fund estimated to be approximately $          . The Fund
anticipates that the net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies within three months of the Expiration Date.

INFORMATION REGARDING THE FUND

     The Fund is a non-diversified, closed-end management investment company designed for investors desiring to invest a portion of their assets in equity securities of Asian-Pacific issuers. Asian-Pacific countries in which the Fund may invest are Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand and other countries in Asia, specifically Burma, Cambodia, Laos and Vietnam, in which the Fund is permitted to invest in the future (each, an "Asian-Pacific Country" and collectively, "Asian-Pacific Countries"). The Fund will not invest in any countries that do not have diplomatic relations with Japan. These countries currently include Taiwan and North Korea, and may, in the future, include other countries that sever diplomatic relations with Japan. As used herein, "Asian-Pacific issuers" means (i) companies organized in an AsianPacific Country, and in the case of Hong Kong, companies organized in, or for which the principal business activities are conducted in, Hong Kong, (ii) companies whose equity securities are denominated in the currency of an Asian-Pacific Country and issued to finance operations in an Asian-Pacific Country and (iii) companies that alone or on a consolidated basis derive 50% or more of their revenues from either goods produced, sales made or services performed in an AsianPacific Country. The Fund may also invest, from time to time, in debt securities, including debt securities issued or guaranteed by Asian-Pacific governments or governmental entities ("Sovereign Debt"). See "Investment Objective and Policies -- Type of Investments."

     The Fund is responsible for all of its operating expenses. If the Offer is fully subscribed, it is estimated that the Fund's annual normal operating expenses, including advisory, administration and custodial fees, will be
approximately $          , exclusive of organization expenses which were
$          (which are being amortized over five years) and the expenses of this
Offer, estimated to be $          which will be charged to capital. See
"Expenses."

     For the period from August 2, 1994 to December 31, 1994 and the year ended December 31, 1995, the Fund's expenses (exclusive of amortization of organization expenses) were $4,057,000 and $9,718,000, respectively. The Fund's expense ratio was 1.31% (annualized) and 1.36% (inclusive of amortization of organization expenses) of the Fund's net assets for the period from August 2, 1994 to December 31, 1994 and the year ended December 31, 1995, respectively.

INFORMATION REGARDING THE INVESTMENT MANAGER

     Morgan Stanley Asset Management Inc. (the "Investment Manager"), a wholly-owned subsidiary of Morgan Stanley Group Inc., manages the investments of the Fund pursuant to an Investment Advisory and Management Agreement with the Fund (the "Management Agreement"). The Investment Manager emphasizes a global
investment strategy, and, as of             , 1996, had assets under management
(including assets under fiduciary advisory control) totaling approximately
$          billion, of which approximately $     billion was invested in
emerging country markets. The Investment Manager is a registered investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"). See "Management of the Fund." The Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. This fee is higher than those paid by most other U.S. investment companies, primarily because of the additional time and expense required of the Investment Manager in pursuing the Fund's objective of investing in securities of AsianPacific issuers and Sovereign Debt. This investment objective entails additional time and expense because public information concerning securities of Asian-Pacific issuers is limited in comparison to that available for U.S. companies and accounting standards are more flexible. See "Management of the Fund."

INFORMATION REGARDING THE ADMINISTRATOR

     The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator") (formerly Mutual Funds Services Company, a wholly-owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement") with the Fund. The Fund pays the Administrator an annual administration fee of $65,000 plus .09% of the average weekly net assets of the Fund. See "Management of the Fund -- Administrator."

DIVIDEND DISTRIBUTIONS AND REINVESTMENT

     The Fund's policy is to distribute to stockholders at least annually substantially all of its net investment income and any net realized capital gains. These distributions are typically made at the end of each fiscal year. However, the Fund anticipates its Board of Directors will declare an additional dividend sometime during the period between June and September 1996 in the amount of approximately $0.33 per share assuming the exercise of all rights or approximately $0.45 per share if the rights offering is not completed. Unless the Fund is otherwise instructed in writing in the manner described under "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan," stockholders are presumed to have elected to have all distributions automatically reinvested in shares of the Fund. Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan" and "Taxation -- U.S. Federal Income Taxes."

INFORMATION REGARDING THE CUSTODIANS

     Morgan Stanley Trust Company acts as custodian for the Fund's assets held outside the United States and may employ sub-custodians approved by the Directors of the Fund in accordance with regulations of the U.S. Securities and Exchange Commission. The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. See "Custodians."

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Dilution

     An immediate dilution, which could be substantial, of the aggregate net asset value of the Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to occur as a result of the Offer because the Subscription Price per Share is expected to be less than the Fund's net asset value per share on the Record Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of any such decrease in net asset value, because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised, such dilution could be substantial. For example, assuming that all Rights are exercised and that the
Subscription Price of $          is      % below the Fund's net asset value of
$          per share as of             , 1996, the Fund's net asset value per
share (after payment of the financial advisory and soliciting fees and estimated
offering expenses) would be reduced by approximately $          per share. The
distribution to shareholders of transferable Rights which themselves may have intrinsic value also will afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the dilution of their interest in the Fund. No assurance can be given that a market for the Rights will develop or as to the value, if any, that such Rights will have.

     Certain Risk Factors

     The Fund's investments in Asian-Pacific Countries involve certain special considerations not typically associated with investing in securities of U.S. companies, including risks relating to (1) social, political and economic instability, including the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political, economic or social events; (2) the possibility that all or a substantial portion of the Fund's assets invested in Asian-Pacific Countries may be lost as a result of expropriation; (3) restrictions on the repatriation of capital; (4) national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests; (5) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various currencies in which the Fund's portfolio securities are denominated, exchange control regulations, currency exchange restrictions, and costs associated with the conversion of one currency into another; (6) the potential price volatility in and relative illiquidity of some Asian-Pacific securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (7) the absence of developed legal structures governing private or foreign investments and private property. The Fund may be subject to withholding taxes, including withholding taxes on realized capital gains that may exist or may be imposed by the governments of the countries in which the Fund invests. See "Risk Factors and Special Considerations."

     Many of the Asian-Pacific Countries in which the Fund may invest may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through unconstitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could disrupt the principal financial markets in which the Fund invests and cause losses to the Fund. See "Risk Factors and Special Considerations -- Social, Political and Economic Factors."

     While the Fund invests primarily in equity securities of publicly traded Asian-Pacific issuers, it may invest up to 25% of its total assets in unlisted equity securities (some or all of which may be illiquid) of Asian-Pacific issuers to the extent permitted by any local investment restrictions. Such investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. See "Risk Factors and Special Considerations -- Investments in Unlisted Securities."

     The Fund may also invest up to 35% of its assets in (i) debt securities of Asian-Pacific issuers and (ii) debt securities of the type described below under "Investment Objective and Policies -- Temporary Investments." In addition, the Fund may enter into options and futures contracts on a variety of instruments and indexes and forward currency exchange contracts in order to protect against fluctuation in interest rates, foreign currency exchange risks and declines in the value of portfolio securities or increases in the costs of securities to be acquired. The Fund also may enter into options transactions on securities for purposes of increasing its investment returns. Each of these types of transactions involves special risks. See "Investment Objective and Policies" and Appendix E.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. However, the Fund intends to continue to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, and the Fund has adopted an investment policy that it will not acquire more than 25% of any class of outstanding stock of any company. See "Taxation -- U.S. Federal Income Taxes" and "Investment Restrictions."

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Risk Factors and Special Considerations" and "Common Stock."

     Investors should carefully consider their ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. See "Risk Factors and Special Considerations."

     Net Asset Value Discount

     Since the Fund's commencement of operations in August 1994, the Common Stock has traded in the market at a discount to net asset value. Officers of the Fund cannot determine the reason why the Common Stock has traded at a discount to net asset value, nor can they predict whether the Common Stock will in the future trade at a premium or discount to net asset value and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from the risk of a decline in the Fund's net asset value. See "Market and Net Asset Value Information."

     Additional Considerations

     The Fund may use various other investment practices that involve special considerations, including purchasing and selling options on securities, financial futures and other financial instruments, entering into financial futures contracts, interest rate transactions, currency transactions and repurchase agreements and lending portfolio securities. See "Investment Objective and Policies" and Appendix E.

     In addition, certain special voting provisions of the Fund's Articles of Incorporation may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Common Stock."

     Investors should carefully consider their ability to assume the foregoing risks before making an investment in the Fund. An investment in the Common Stock of the Fund may not be appropriate for all investors and should not be considered as a complete investment program.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load (as a percentage of offering price)(1)(2).............................         %
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES):
  Management Fees..................................................................    1.00%
  Other Expenses(2)................................................................    0.35%
                                                                                       -----
Total Annual Expenses..............................................................         %
                                                                                       =====

EXAMPLE:

                                                               CUMULATIVE EXPENSES PAID FOR THE PERIOD
                                                                                 OF:
                                                               ----------------------------------------
                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment, assuming a 5% annual return throughout the
  periods(3)................................................    $         $          $           $

---------------

(1) The Fund has agreed to pay to the Dealer Manager and each Selling Group
    Member fees equal to      % of the Subscription Price per Share for each
    Share either issued upon the exercise of Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will
    receive fees for their soliciting efforts of up to      % of the
    Subscription Price per Share, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through The Depository Trust Company on the Record Date. The Fund will pay to the Dealer Manager a fee for financial advisory and marketing services in
    connection with the Offer equal to      % of the first $          of the
    proceeds of the Offer before deducting offering expenses and financial advisory and soliciting fees payable in connection with the Offer (the
    "Gross Proceeds"),      % of the next $          of the Gross Proceeds and
         % of the Gross Proceeds in excess of $          . These fees will be
    borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights. Assumes that all Rights were exercised and that the exercise of all Rights was solicited by Selling Group Members. However, the exercise of Rights solicated by non-Selling Group members will reduce the Sales Load payable and will increase the proceeds to the Fund. See "Distribution Arrangements."

(2) Does not include expenses of the Fund incurred in connection with the Offer,
    estimated at $            .

(3) The Example reflects the Sales Load and other expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

     The Example set forth above assumes reinvestment of all dividends and
distributions at net asset value and an annual expense ratio of      %. The
table above and the assumption in the Example of a 5% annual return are required by regulations of the Commission applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

     The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. See "Management of the Fund" for additional information.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain information for a share of Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The selected per share data and ratios for the period from August 2, 1994 to December 31, 1994 and for the year ended December 31, 1995 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes contained in the Fund's most recent Annual Report as of December 31, 1995, which is available upon request from the Fund's Transfer Agent, American Stock Transfer & Trust Company, and incorporated herein by reference.

                                                                                  FOR THE PERIOD
                                                                                  AUGUST 2, 1994*
                                                                  YEAR ENDED            TO
                                                                 DECEMBER 31,      DECEMBER 31,
                                                                     1995              1994
                                                                 ------------     ---------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...........................    $  13.20          $   14.10
  Offering Costs...............................................          --              (0.03)
  Net Investment Income (Loss).................................        0.05               0.05
  Net Realized and Unrealized Gain (Loss) on Investments.......        1.16               1.16
                                                                   --------           --------
Total from Investment Operations...............................        1.21               1.21
Less distributions:
  Dividends from net investment income.........................       (0.05)             (0.04)
  Distributions from net realized capital gains................       (0.02)             (0.01)
Total Distributions............................................       (0.07)             (0.05)
Net Asset Value, End of Period.................................    $  14.34          $   13.20
                                                                   --------           --------
Per Share Market Value, End of Period..........................    $  13.33          $   12.25
Total Investment Return:
  Net Asset Value**............................................        9.24%             (5.94)%
  Market Value.................................................        9.38%            (12.71)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (In Thousands).......................    $769,414          $ 708,323
Ratio of Expenses to Average Net Assets........................        1.36%              1.31%***
Ratio of Net Investment Income to Average Net Assets...........        0.36%              0.84%***
Portfolio Turnover Rate........................................          21%                 2%

---------------

  * Commencement of operations.

 ** Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions, if any, were reinvested. During the period August 2, 1994 to December 31, 1994, the Fund paid $0.04 in dividends and made $0.01 in capital gains distribution. For the year ended December 31, 1995, the Fund paid $0.05 in dividends and made $0.02 in capital gains distributions. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

*** Annualized.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's currently outstanding shares of Common Stock are, and the Shares offered by this Prospectus will be, listed on the NYSE. Shares of the Fund's Common Stock commenced trading on the NYSE on August 2, 1994. In the past, the Fund's shares have traded at a discount in relation to net asset value. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

     The following table shows for each of the periods indicated the high and low closing sale prices of the Fund's Common Stock on the New York Stock Exchange Composite Tape, quarterly trading volume on the NYSE, the corresponding high and low net asset value per share and the premium or discount at which the Fund's shares were trading at the end of each calendar quarter since the commencement of trading of the Fund's Common Stock.

                                                                                        PREMIUM/
                                                                                    (DISCOUNT) AS A %
                                 CLOSING                           NET ASSET          OF NET ASSET
                              MARKET PRICE        QUARTERLY        VALUE(1)               VALUE
                            -----------------      TRADING      ---------------     -----------------
    CALENDAR QUARTERS        HIGH       LOW        VOLUME        HIGH     LOW        HIGH       LOW
--------------------------  -------   -------     ---------     ------   ------     ------     ------
                                                    (000'S)
Period Ended
  December 31, 1994
     Third Quarter(2).....  $15.125   $12.375       1,567.6     $14.33   $14.03       5.55%    (11.80)%
     Fourth Quarter.......   12.825    10.500       4,463.9      14.24    12.78      (9.94)    (17.84)
Year Ended
  December 31, 1995
     First Quarter........   11.875     9.500      10,353.9      12.81    12.04      (7.30)    (21.10)
     Second Quarter.......   11.750    10.250       8,740.8      13.68    12.83     (14.11)    (20.11)
     Third Quarter........   12.500    11.000      13,837.5      14.01    13.56     (10.78)    (18.88)
     Fourth Quarter.......   13.375    10.500      16,021.5      14.34    13.17      (6.73)    (20.27)
Year Ended
  December 31, 1996
     First Quarter
       (through March 1,
       1996)..............   14.750    13.500      21,811.3      15.28    14.72      (3.47)     (8.29)

---------------

(1) Net asset value per share of the Common Stock as calculated on each Friday of the period.

(2) From August 2, 1994, the commencement of trading, through September 30,
    1994.

     The last reported sale price, net asset value per share and percentage discount to net asset value of the Common Stock on March 1, 1996 were $13.625, $14.98 and (9.05)%, respectively.

                        CAPITALIZATION AT MARCH 8, 1996

                                                                                            AMOUNT
                                                                                          OUTSTANDING
                                                                                         EXCLUSIVE OF
                                                                                        AMOUNT HELD BY
                                                                                              THE
                                                             AMOUNT HELD BY THE         FUND OR FOR ITS
         TITLE OF CLASS             AMOUNT AUTHORIZED      FUND OR FOR ITS ACCOUNT          ACCOUNT
--------------------------------    ------------------     -----------------------     -----------------
Common Stock, $0.01 par value...    200,000,000 Shares          -0-                    53,654,508 Shares

                                    THE FUND

     The Fund, incorporated in Maryland on February 28, 1994, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian-Pacific issuers (as defined below under "Use of Proceeds"). The Fund may also may invest, from time to time, in debt securities, including debt securities issued or guaranteed by Asian-Pacific governments or governmental entities ("Sovereign Debt"). See "Investment Objective and Policies -- Types of Investment. Asian-Pacific countries in which the Fund may invest are Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand and other countries in Asia, specifically Burma, Cambodia, Laos and Vietnam, in which the Fund is permitted to invest in the future (each, an "Asian-Pacific Country" and collectively, "Asian-Pacific Countries"). The Fund will not invest in any countries that do not have diplomatic relations with Japan. These countries currently include Taiwan and North Korea, and may, in the future, include other countries that sever diplomatic relations with Japan. The Fund invests, from time to time, a significant portion, but less than 50%, of its assets in equity securities of issuers located in Japan. Over time, the Fund has the ability to add value by changing asset allocations throughout Asia to take advantage of both value and growth opportunities as market conditions change. No assurance can be given that the Fund's investment objective will be realized. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.

     The Fund commenced operations on August 2, 1994 following the issuance of 7,093 shares of Common Stock to the Investment Manager on July 14, 1994, for $100,000 and the initial public offering on July 25, 1994 of 53,500,000 shares to the public resulting in aggregate net proceeds to the Fund of approximately $754,350,000. Since commencement of operations through March 8, 1996, the Fund has also issued 147,415 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. At March 1, 1996, the Fund had 53,654,508 shares of Common Stock outstanding, which are listed and traded on the NYSE under the symbol "APF." As of March 1, 1996, the net assets of the Fund were $803,744,530.

     At all times, except during periods when a temporary defensive investment strategy is appropriate, as determined by the Fund's Investment Manager, the Fund invests substantially all, but not less than 65%, of its total assets in equity securities of Asian-Pacific issuers and in Sovereign Debt. The Fund's holdings of equity securities consist primarily of listed equity securities; however, the Fund may invest up to 25% of its total assets in unlisted equity securities of Asian-Pacific issuers to the extent permitted by any local investment restrictions, including investments in new and early stage companies. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

                                   THE OFFER

TERMS OF THE OFFER

     The Fund is issuing Rights to subscribe for the Shares to Record Date Shareholders. Each Record Date Shareholder is being issued one transferable Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Shareholders will be rounded up to the nearest number of Rights evenly divisible by three. Accordingly, no fractional Shares will be issued. In the case of shares held of record by a Nominee Holder, the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund on or before the close of
business on           , 1996 written representation of the number of Rights
required for such rounding. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. The Rights are evidenced by Subscription Certificates, which will be mailed to the Record Date Shareholders other than Foreign Record Date Shareholders. See "The
Offer -- Foreign Shareholders."

     Completed Subscription Certificates may be delivered to the Subscription
Agent at any time during the Subscription Period, which commences on           ,
1996 and ends at 5:00 p.m., New York time, on           , 1996, unless extended
by the Fund and the Dealer Manager. See "-- Expiration of the Offer." Parties that purchase Rights prior to the Expiration Date may purchase Shares in the Primary Subscription, but may not participate in the Over-Subscription Privilege with respect to such Rights. All Rights may be exercised upon receipt and until 5:00 p.m. on the Expiration Date.

     Any Record Date Shareholder who fully exercises all Rights issued to such Record Date Shareholder by the Fund is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "-- Over-Subscription Privilege."

     Rights will be evidenced by Subscription Certificates (see Appendix A) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a Notice of Guaranteed Delivery or a check, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below under "-- Exercise of Rights" and "-- Payment for Shares." An Exercising Rights Holder will have no right to rescind or modify a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

     The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date and will be listed for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels, or may be sold through the Subscription
Agent if delivered to the Subscription Agent on or before           , 1995.
Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until and including the close of trading on the last Business Day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under "-- Sale of Rights." The underlying Shares also will be listed for trading on the NYSE.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of further investment opportunities in Asian-Pacific Countries. The Board of Directors determined to proceed with the offer of transferable rights after having considered the dilutive effect of the offering on shareholders who are unwilling to fully exercise their rights, as well as the alternatives of a secondary offering or the offer of nontransferable rights. The Offer seeks to reward the Fund's shareholders by giving existing shareholders the right to purchase additional shares of Common Stock at a price below market and net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights which themselves may have intrinsic value also will afford nonparticipating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

     The Investment Manager will benefit from the Offer because the Investment Manager's fee is based on the weekly average net assets of the Fund. See "Management of the Fund -- Investment Manager." It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of the
Subscription Price of $     per Share, the

Investment Manager would receive additional annual advisory fees of
approximately $     . Three of the Fund's Directors who voted to authorize the
Offer are affiliated with the Investment Manager. These Directors could benefit indirectly from the Offer because of their affiliations. The other Directors, all of whom voted to authorize the Offer, are not affiliated with the Investment Manager or the Dealer Manager. See "Management of the Fund."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. In addition, following the expiration of the Offer the Fund may make a secondary offering of its shares of Common Stock at prices not less than the net asset value of the Fund's shares at the time of such offer.

USE OF PROCEEDS

     If all of the Rights are exercised in full at the Subscription Price of
$     per Share and the maximum solicitation fee is paid to Selling Group
Members, the net proceeds to the Fund would be approximately $          million,
after deducting offering expenses payable by the Fund estimated to be $     .
However, there can be no assurance that all Rights will be exercised in full. It is anticipated that the net proceeds of the Offer will be fully invested in investments conforming to the Fund's investment objective and policies within three months of the Expiration Date. Pending such investment it is anticipated that the proceeds will be invested in certain short-term and medium-term debt instruments, as described under "Investment Objective and Policies -- Temporary Investments."

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all Rights issued to them by the Fund and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights held by them, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain, all over-subscriptions will be honored in full. Purchasers of Rights who are not Record Date Shareholders are not eligible to participate in the Over-Subscription Privilege.

     If subscriptions for Shares pursuant to the Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of Shares issued to Record Date Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares owned by them in the Fund on the Record Date. The percentage of remaining Shares each over-subscribing Record Date Shareholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for oversubscriptions is distributed on a pro rata basis.

THE SUBSCRIPTION PRICE

     It is currently estimated that the Subscription Price will represent a discount of between 15% and 25% to the last reported sale price on the Business Day prior to the Record Date. The Subscription Price per Share will be
$          . Exercising Rights Holders will have no right to rescind or modify a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent. The Fund does not have the right to withdraw the Offer after the Rights have been distributed.

     The Fund announced the Offer after the close of trading on the NYSE on March 8, 1996. The net asset value per share of Common Stock at the close of
business on March 8, 1996 and on           , 1996 was $          and $     ,
respectively, and the last reported sale price of a share of the Common Stock on
the NYSE on those dates was $     and $     , respectively. The Subscription
Price of $     is approximately an   % discount to the Fund's net asset value
per share on           , 1996 and approximately a   % discount to the last
reported sale price of a share of Common Stock on the NYSE on           , 1996.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York time, on           , 1996,
unless extended by the Fund and the Dealer Manager (the "Expiration Date"). Rights will expire on the Expiration Date and may not be exercised thereafter.

SUBSCRIPTION AGENT

     The Subscription Agent is American Stock Transfer & Trust Company, which will receive for its administrative, processing, invoicing and other services as
Subscription Agent, a fee estimated to be approximately $          , as well as
reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend paying agent and registrar. Questions regarding Subscription Certificates should be directed to American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005 (telephone (800) 937-5449); shareholders may also consult their brokers or nominees. Signed Subscription Certificates (see Appendix A) should be sent by mail, hand, express mail or overnight courier, together with payment of the Subscription Price to American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005. Subscription Certificates may also be sent by facsimile to (718) 234-5001, with the original Subscription Certificate to be sent by one of the methods described above. Facsimiles should be confirmed by telephone to (718) 234-2700.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

     The Information Agent for the Offer is:

                     Shareholder Communications Corporation
                                17 State Street
                            New York, New York 10004

                      Toll Free: (800) 773-8481, Ext. 333
                                       or
                     Call Collect (212) 805-7000, Ext. 333

     The Information Agent will receive a fee estimated to be approximately
$          , as well as reimbursement for all out-of-pocket expenses related to the Offer.

SALE OF RIGHTS

     The Rights are transferable until the last Business Day prior to the Expiration Date. The Rights will be listed on the NYSE under the symbol "APF.RT" and may be sold on the NYSE through the usual investment channels. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist by causing the Rights to be listed on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the Information Agent. Although there can be no assurance that such a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until the close of trading on the last Business Day prior to the Expiration Date.

     Sales through Subscription Agent. Rights Holders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or
before           , 1996. Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the Rights Holders. Rights may be sold through or to the Dealer Manager on the NYSE or otherwise. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights Holder will pay any brokerage commissions incurred by the Subscription Agent. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights less amounts comparable to the usual and customary brokerage fees. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of any commissions on behalf of the nonclaiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds either are claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund, the Subscription Agent nor the Dealer Manager has guaranteed any minimum sale price for the Rights.

     Other Transfers. The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part (in a number evenly divisible by three) by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rights Holder or, if the transferring Rights Holder so instructs, to an additional transferee.

     Rights Holders wishing to transfer all or a portion of their Rights should allow up to three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent;
(ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Rights will be eligible for transfer through, and the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"); Rights exercised through DTC are referred to as "DTC Exercised Rights." The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a Nominee Holder Over-Subscription Form (see Appendix C), together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the Nominee Holder Over-Subscription Form may be obtained from the Subscription Agent.

EXERCISE OF RIGHTS

     Rights may be exercised by completing and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment of the Subscription Price for the Shares as described below under "Payment for Shares." Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "-- Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee.

     Nominees who hold shares of Common Stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

     Record Date Shareholders who fully exercise all Rights issued to them by the Fund may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. Persons purchasing Rights who are not Record Date Shareholders are not eligible to participate in the Over-Subscription Privilege. There is no limit on the number of Shares that Record Date Shareholders may seek to subscribe for pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscription, all over-subscriptions will be honored in full; otherwise the number of Shares issued to each Record Date Shareholder participating in the Over-Subscription Privilege will be allocated as described above under "-- Over-Subscription Privilege."

     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Fund, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

PAYMENT FOR SHARES

     Exercising Rights Holders may choose between the following methods of payment:

          (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent based
     upon the Subscription Price of $          per Share. A subscription will be
     accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent at its Shareholders Services Division; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ORDER OF MORGAN STANLEY ASIA-PACIFIC FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED AND BE RECEIVED BY 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

          (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery (see Appendix B) by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

     Within seven Business Days following the Protect Period, the Subscription Agent will send to each Exercising Rights Holder (or, if the Common Stock is held by a Nominee Holder, to such Nominee Holder) the share certificates representing the Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent to such Record Date Shareholder within ten Business Days after the end of the Protect Period. An Exercising Rights Holder will have no right to rescind or modify a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate or a Notice of Guaranteed Delivery. All payments by a Rights Holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to the order of Morgan Stanley Asia-Pacific Fund, Inc.

     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment. If an Exercising Rights Holder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other shareholders or Rights Holders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     Nominees who hold shares of Common Stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

DELIVERY OF SHARE CERTIFICATES

     Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to Exercising Rights Holders as soon as practicable after the Expiration Date and after all allocations have been effected.

FOREIGN SHAREHOLDERS

     Subscription Certificates will not be mailed to Foreign Record Date Shareholders. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York time, three Business Days prior to the Expiration Date, the Subscription Agent will use its best efforts to sell the Rights of those Foreign Record Date Shareholders through or to the Dealer Manager. The net proceeds, if any, from the sale of those Rights will be remitted to the Foreign Record Date Shareholders.

     It is anticipated that Rights issued to Foreign Record Date Stockholders in Japan, who hold approximately 28% of the shares of Common Stock, will be sold by the Subscription Agent or otherwise on behalf of such Foreign Record Date Shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     The Offer

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

          2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

          3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock with regard to which the Right is issued.

          4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. A Right will be a capital asset in the hands of the person to whom it is issued if the Common Stock to which the Right relates would be a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

          5. If the Right is exercised by the Record Date Shareholder, the basis of the Common Stock received will include the basis allocated to the Right and the amount paid upon exercise of the Right.

          6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

          7. Gain recognized by a foreign shareholder on the sale of a Right will be taxed in the same manner as gain recognized on the sale of Fund shares. See "Taxation -- U.S. Federal Income Taxes -- Foreign Shareholders."

     The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account is a taxpayer to which the backup withholding rules apply and has provided the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding.

     The foregoing is only a summary of the applicable U.S. federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the Commission, undertaken to suspend the
Offer until it amends this Prospectus if, subsequent to             , 1996 (the
effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including employee benefit plans such as corporate savings and 401(k) plans, Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan, among other things, to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. A sale of Rights by a Plan account to an unrelated third party and retention of cash proceeds by the Plan account, or the direct exercise of Rights by a Plan account, should not be treated as a taxable Plan distribution. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

     Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should recognize that investing in securities of Asian-Pacific issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in the stock markets of major industrialized countries.

DILUTION

     An immediate dilution of the aggregate net asset value of the Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to occur as a result of the Offer because the Subscription Price per Share is expected to be less than the Fund's net asset value per share on the Record Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price
of $     is    % below the Fund's net asset value of $     per share as of
          , 1996, the Fund's net asset value per share would be reduced by
approximately $     per share. The distribution to shareholders of transferable
Rights which themselves may have intrinsic value will afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund. No assurance can be given that a market for the Rights will develop or as to the value, if any, that such Rights will have.

SOCIAL, POLITICAL AND ECONOMIC FACTORS

     Social, political and economic instability may be significantly greater in many of the Asian-Pacific Countries than that typically associated with the United States and other industrialized countries. Varying degrees of social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests, and in turn could adversely affect the value of the Fund's assets. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) war or hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Also, asset expropriations or future confiscatory levels of taxation affecting the Fund may occur in some of the Asian-Pacific Countries.

     Few of the Asian-Pacific Countries have western-style or fully democratic governments. Some governments in the region are authoritarian and subject to control by the military. Over the past twenty-five years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated against repressive police state characteristics. Disparities of wealth, among other factors, have also led to social unrest in some of the Asian-Pacific Countries, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

     Several of the Asian-Pacific Countries have, or in the past have had, hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. Over the past 45 years, India and Pakistan have gone to war three times and intermittent border exchanges continue. An uneasy truce exists between North Korea and Korea, and the recurrence of hostilities remains possible. A reunification of North Korea and Korea, whether peaceful or not, could have a detrimental effect on the economy of Korea. Tension between the Tamil and Sinhalese communities in Sri Lanka has resulted in periodic outbreaks of violence. The hostile relationships are further complicated by China's possession of nuclear weapons capability and North Korea's alleged possession or development of such a capability.

     China has consistently expressed concern about the possibility of Taiwan's declaration of independence from China or its development of nuclear weapons and has indicated that neither would be tolerated. Relations between the United States and China have recently been strained as a result of China's objection to the private visit by Taiwan's President Lee Teng-Hui to the United States in June 1995 and China's conduct of military exercises in the waters north of Taiwan.

     Among the Asian-Pacific Countries, any internal conflicts or conflicts with neighbors, including war, could adversely affect not only the securities markets of the countries directly involved but also the securities markets of countries not involved.

     In Hong Kong, the implementation of British proposals to extend limited democracy have adversely affected British relations with China, which is scheduled to assume sovereignty over Hong Kong in 1997. In particular, China has stated that it intends to abolish Hong Kong's Legislative Council and restructure the governmental system. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current economic system in Hong Kong after the reversion will depend on the actions of the government of China. With the impending return of Hong Kong to China, sensitivity in Hong Kong to political developments and statements by public figures in China has increased. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

     The economies of most of the Asian-Pacific Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian-Pacific Countries. For example, the sharp and rapid devaluation of the Mexican new peso in December 1994 had a destabilizing effect on emerging markets generally. In addition, strained trade relations between the United States and Japan and the threat by the United States government to increase tariffs on Japanese goods could adversely affect the Japanese markets. Also, the economies of some of the Asian-Pacific Countries, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

     Governments in certain of the Asian-Pacific Countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

FOREIGN INVESTMENT AND REPATRIATION RESTRICTIONS; EXCHANGE CONTROLS

     Foreign investment in the securities markets of several of the Asian-Pacific Countries is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asian-Pacific Countries and may increase expenses of the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain Asian-Pacific Countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asian-Pacific Countries is subject to restrictions such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, the Investment Manager does not believe that any current repatriation restrictions would preclude the Fund from effectively managing its assets.

     If for any reason the Fund was unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). See "Taxation."

     Generally, foreign investment in certain Asian-Pacific Countries is restricted or controlled, although the restrictions vary in form and content. In Japan, foreign exchange controls may require foreign investors, such as the Fund, to file reports with certain Japanese government agencies after the acquisition of threshold amounts of certain Japanese securities. In India, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand, the Fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. In the Philippines, the Fund may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, which shares are made available to foreigners, and the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, the Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars, and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars. In Hong Kong, Korea, the Philippines and Thailand, there are restrictions on the percentage of permitted foreign investment in shares of certain companies, mainly those in highly regulated industries. In addition, Korea also prohibits foreign investment in specified telecommunication companies, and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services. In New Zealand, an application must be made to New Zealand's Overseas Investment Commission for consent for any investment proposal in which a non-resident is seeking the acquisition or control of 25% or greater of any class of shares or voting power in a New Zealand enterprise or the acquisition of assets in a New Zealand enterprise where the value of the investment exceeds NZ$10 million. In Australia, proposals by foreign investors to acquire substantial (15% or more) shareholdings in large Australian corporations (over AU$5 million in assets) must be notified to the Australian Government's Foreign Investment Review Board (the "FIRB"), which will examine the proposals, and in some cases, may require prior approval of the FIRB.

     From time to time, the Fund may invest in pooled investment funds, as they may be the most effective available means by which the Fund may invest in equity securities of certain Asian-Pacific Countries. For example, prior to January 3, 1992, foreign investment in Korea was generally limited to a few investment funds that had been granted a license from the government of Korea, although since that date direct foreign investment in individual stocks in Korea has been officially permitted within specified limits. Investment in such investment funds may involve the payment of management expenses and in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such investment funds unless, in the judgment of the Investment Manager, the potential benefits of such investment outweigh the payment of any applicable premium, sales load and expense. See "Investment Objective and Policies -- Types of Investments." In addition, the Fund's investment in such investment funds are subject to limitations under the 1940 Act and market availability and may result in adverse U.S. Federal income tax consequences. See "Investment Restrictions" and "Taxation -- U.S. Federal Income Taxes -- Passive Foreign Investment Companies."

FOREIGN CURRENCY CONSIDERATIONS

     The Fund's assets are invested primarily in equity securities of Asian-Pacific issuers and substantially all of the income received by the Fund is in foreign currencies. The Fund computes and distributes its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance. In addition, if the liquidated investments include securities that have been held less than three months, such sales may jeopardize the Fund's status as a regulated investment company under the Code. See "Taxation -- U.S. Federal Income Taxes."

     Because the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Over many years, the value of the Japanese yen has generally appreciated in relation to the U.S. dollar, adding to the returns of U.S. funds investing in yen-denominated securities; however, no assurances can be given that the yen will continue to appreciate or remain stable. The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by changes in exchange control regulations. Recently, certain of the risks associated with international investments are heightened for investments in Asian-Pacific Countries. For example, some of the currencies of Asian-Pacific Countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, have faced serious exchange constraints. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

     The table below sets forth historical exchange rates per U.S. dollar for the Asian-Pacific currencies listed. It should be noted that as the value of a foreign currency declines, its ratio to the dollar increases.

                            CURRENCY EXCHANGE RATES
                       (FOREIGN CURRENCY PER U.S. DOLLAR)
                                 END OF PERIOD

                                     HONG                                                                  NEW
            AUSTRALIA     CHINA      KONG      INDIA      INDONESIA     JAPAN     KOREA     MALAYSIA     ZEALAND     PAKISTAN
               AU$         RMB        HK$        RS        RUPIAH         Y         W          RM          NZ$         PRS
            ---------     ------     -----     ------     ---------     -----     -----     --------     -------     --------
1985....      1.466       3.2015     7.811     12.166        1125       200.5     890.2      2.4265       1.996        15.98
1986....      1.503       3.7221     7.785     13.122        1641       159.1     861.4      2.6030       1.884        17.25
1987....      1.382       3.7221     7.751     12.877        1650       123.5     792.3      2.4928       1.512        17.45
1988....      1.169       3.7221     7.799     14.949        1731       125.9     684.1      2.7153       1.583        18.65
1989....      1.266       4.7221     7.805     17.035        1797       143.5     679.6      2.7033       1.680        21.42
1990....      1.297       5.2221     7.801     18.073        1901       134.4     716.4      2.7015       1.699        21.90
1991....      1.316       5.4342     7.781     25.834        1992       125.2     760.8      2.7240       1.849        24.72
1992....      1.451       5.7518     7.741     26.200        2062       124.8     788.4      2.6120       1.946        25.70
1993....      1.473       5.8000     7.726     31.380        2110       111.9     808.1      2.7015       1.788        30.12
1994....      1.287        8.446     7.737     31.380        2200        99.7     788.7      2.5600       1.556        30.80
1995....      1.342        8.317*    7.733     35.180        2308       102.8     774.7      2.5405       1.531        34.25

                                         SRI
          PHILIPPINES     SINGAPORE     LANKA      THAILAND
               P             S$         SLRs          B
          -----------     ---------     ------     --------
1985....     19.032         2.1050      27.408       26.65
1986....     20.530         2.1750      28.520       26.13
1987....     20.800         1.9985      30.763       25.07
1988....     21.335         1.9462      33.033       25.24
1989....     22.440         1.8944      40.000       25.69
1990....     28.000         1.7445      40.240       25.29
1991....     26.650         1.6305      42.580       25.28
1992....     25.096         1.6449      46.000       25.52
1993....     27.699         1.6080      49.562       25.54
1994....     24.418         1.4607      49.980       25.09
1995....     26.214         1.4143      54.048       25.16**

---------------
 * At October 31, 1995.

** At November 30, 1995.

Sources: International Monetary Fund, International Financial Statistics Yearbook February 1996 and International Financial Statistics Data Base.

     The relative performance of foreign currencies is an important factor in the Fund's performance. The above table demonstrates the tendency of certain currencies of Asian-Pacific Countries to fluctuate significantly against the U.S. dollar. The Investment Manager may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics that different currencies can provide for investors.

     The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. See "Investment Objective and Policies -- Foreign Currency Hedging Transactions; Options and Futures Contracts" and Appendix E.

     Although the Investment Manager may attempt to manage currency exchange rate risk, there is no assurance that it will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if the Investment Manager increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Investment Manager's currency management may result in increased losses to the Fund. Similarly, if the Investment Manager hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. In addition, there is no assurance that suitable foreign exchange markets or currency management instruments will be available to the Fund.

MARKET CHARACTERISTICS

     Some of the stock exchanges in the Asian-Pacific Countries, such as those in China, are in the early stages of their development, and many companies traded on such exchanges are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.

     Additionally, the securities markets of most Asian-Pacific Countries other than Japan have substantially less volume than the New York Stock Exchange and other United States national securities exchanges, and equity and debt securities of most issuers in the Asian-Pacific Countries are less liquid and more volatile than equity and debt securities of comparable U.S. issuers. Market making and arbitrage activities are generally less extensive in such markets, which may contribute to the increased volatility and reduced liquidity of such markets. As a result, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Investment of the Fund's assets in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares, commences a tender offer or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     To the extent that any Asian-Pacific Country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in such country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States and such price-earnings multiples may not be sustainable.

     Brokerage commissions and other transaction costs on securities exchanges in Asian-Pacific Countries are generally higher than in the United States. In addition, security settlements may in some instances be subject to delays and related administrative uncertainties, including risk of loss associated with the credit of local brokers.

     There is less government supervision and regulation of foreign securities exchanges, listed companies and brokers in Asian-Pacific Countries than exists in the United States. Less information may, therefore, be available to the Fund than with respect of investments in the United States. Further, in certain Asian-Pacific Countries, less information may be available to the Fund than to local market participants. Brokers in Asian-Pacific Countries may not be as well capitalized as those in the United States, so they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the Asian-Pacific Countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Currently a mixture of legal and structural restrictions affect the securities markets of certain Asian-Pacific Countries. India in particular is experiencing difficulty in processing and settling securities transactions to such a degree that investments are currently impeded, although the implementation of a central depository system is expected in the near future.

Korea, in an attempt to avoid market manipulation, has imposed deposit requirements prior to trading that will expose the Fund to the broker's credit risk. These examples demonstrate that legal and structural developments can be expected to affect the Fund, potentially affecting liquidity of positions held by the Fund, in unexpected and significant ways from time to time.

     In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options to the extent such investments are available. The Fund may also hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging strategies, see "Investment Objective and Policies -- Foreign Currency Hedging Transactions; Options and Futures Contracts" and Appendix E. There can be no assurance, however, that such hedging activities will be successful.

FINANCIAL INFORMATION AND STANDARDS

     Asian-Pacific issuers generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian-Pacific issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. For example, differences in accounting methods of Japan make it difficult to compare the earnings of Japanese companies with those of companies of other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about Asian-Pacific issuers than is available about U.S. issuers.

INVESTMENTS IN UNLISTED SECURITIES

     Although the Fund invests primarily in listed securities, the Fund may invest up to 25% of its total assets in the aggregate in unlisted equity securities (some or all of which may be illiquid) purchased directly from issuers or in unregulated over-the-counter markets or other unlisted securities markets that may involve a high degree of business and financial risk which can result in substantial losses. Because of the absence of active and regulated trading markets for these investments, and because of the difficulties in determining market values accurately, the Fund may take longer to liquidate these positions than would be the case for publicly listed securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly listed may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Additionally, to the extent that the Fund invests in unlisted equity securities of smaller capitalized companies, the degree of risk and price volatility may be greater than securities of larger companies as such smaller companies typically are more vulnerable to financial and other risks than larger listed and unlisted companies.

INVESTMENTS IN LOWER-QUALITY SECURITIES

     The Fund may invest up to 20% of its total assets in debt securities that are determined by the Fund's investment manager to be comparable to securities rated below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Generally, securities rated BB or lower by S&P or Ba or lower by Moody's are considered to be below investment grade. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks and, if issued by U.S. companies, would be considered "junk" or "high risk." For example, lower-quality securities generally tend to fluctuate in value in response to economic changes (and the outlook for economic growth) and short-term corporate and industry developments and the market's perception of their credit quality (which may not be based on fundamental analysis) to a greater extent than investment grade securities which react primarily to fluctuations in the general level of interest rates (although lower-quality securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities. To the extent that the issuer of any lower-quality debt security held by the Fund defaults, the Fund may incur additional expenses in order to enforce its rights under such security or to participate in a restructuring of the obligation. In addition, the prices of lower-quality debt securities generally tend to be more volatile and the market less liquid than is the case with investment grade securities. Adverse economic events can further exacerbate these tendencies. Consequently, the Fund may at times experience difficulty in liquidating its investments in such securities at the prices it desires. There also can be significant disparities in the prices quoted for lower-quality debt securities by various dealers which may make valuing such securities by the Fund more subjective.

     The Fund's expects that its holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, some of which may trade at a discount to face value. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances. Investment in Sovereign Debt may involve a high degree of risk and such securities may be considered speculative in nature. The issuers or governmental authorities that control the repayment of Sovereign Debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms, its economic performance and the timely service of its debtor's obligations. Failure to implement economic reforms, achieve appropriate levels of economic performance or repay principal or interest when due may result in the cancellation of commitments to lend funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in Sovereign Debt that is in default as to payment of principal or interest. To the extent the Fund is holding any non-performing Sovereign Debt or other non-performing debt, it may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

     The Fund may experience difficulties in disposing of certain Sovereign Debt obligations because there may be a thin trading market for such securities. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the credit worthiness of the issuer. The lack of a liquid secondary market for certain Sovereign Debt securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.

NET ASSET VALUE DISCOUNT; NONDIVERSIFICATION

     Since the Fund's commencement of operations in August 1994, the Common Stock has traded in market at a discount to net asset value. Officers of the Fund cannot determine the reason why the Common Stock has traded at a discount to net asset value, nor can they predict whether the Common Stock will in the future trade at a premium or discount to net asset value and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from the risk of a decline in the Fund's net asset value. See "Market and Net Asset Value Information."

     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company, and the Fund has adopted an investment policy that it will not acquire more than 25% of any class of outstanding stock of any company. See "Taxation -- U.S. Federal Income Taxes" and "Investment Restrictions."

ADDITIONAL CONSIDERATIONS

     The Fund may use various other investment practices that involve special considerations, including purchasing and selling options on securities, financial futures, and other financial instruments, entering into financial futures contracts, interest rate transactions, currency transactions and repurchase agreements and lending portfolio securities. See "Investment Objective and Policies" and Appendix E.

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Common Stock."

     Certain considerations concerning the Fund's ability to enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and lend portfolio securities are discussed below under "Investment Objective and Policies -- Temporary Investments" and "-- Lending of Portfolio Securities."

     The Fund may be subject to withholding taxes, including withholding taxes on realized capital gains that may exist or may be imposed by the governments of the countries in which the Fund invests. See "Taxation -- U.S. Federal Income Taxes."

     Investment in shares of Common Stock of the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Asian-Pacific issuers. The Fund may also invest, from time to time in Sovereign Debt. Income is not a consideration in selecting investments or an investment objective. The Fund's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

     It is the Fund's policy, under normal market conditions, to invest substantially all, but not less than 65%, of its total assets in equity securities of Asian-Pacific issuers and in Sovereign Debt. For this purpose, "equity securities" means common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, European, Global or other types of Depositary Receipts.

     The Fund's definition of Asian-Pacific issuers includes companies that may have characteristics and business relationships common to companies in other geographical regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to such other regions, as well as in Asian-Pacific Countries. The Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in Asian-Pacific Countries such that their value will tend to reflect developments in Asian-Pacific Countries to a greater extent than developments in other regions.

     The Fund invests in Sovereign Debt and equity securities of Asian-Pacific issuers as appropriate opportunities arise. Under normal circumstances, the Fund invests its assets in a number of different countries and across a variety of industries. The amount invested in any one Asian-Pacific Country varies depending on market conditions. The Fund is not limited in the percentage of its assets that may be invested in any single country and, from time to time, the Fund may have a significant portion, but less than 50%, of its assets invested in equity securities of issuers located in Japan. No more than 25% of the Fund's total assets may be invested in any single industry. See "Investment Restrictions."

     The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 50%, although in any particular year market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund. However, the U.S. federal tax requirement that the Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Taxation -- U.S. Federal Income Taxes."

TYPES OF INVESTMENTS

     The Fund invests primarily in equity securities of Asian-Pacific issuers traded both in the securities markets of Asian-Pacific Countries and in securities markets outside of Asian-Pacific Countries. Subject to obtaining any necessary local regulatory approvals and certain other restrictions, the Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investment in a portfolio of stocks listed in a particular developing country or region. This could occur, for example, if a country requires foreign portfolio investment to be made through an investment vehicle.

     To the extent that the Fund's assets are not invested in equity securities of Asian-Pacific issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Asian-Pacific issuers and (ii) debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in debt securities rated below investment grade by S&P or Moody's or, if unrated, are determined by the Fund's Investment Manager to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks.

     The Fund expects its holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, some of which may trade at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances. The Fund will only invest in Sovereign Debt when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature. For a discussion of the specific risks associated with investments in lower-quality securities, generally, and Sovereign Debt, specifically, see "Risk Factors and Special Considerations -- Investments in Lower-Quality Securities."

     The Fund may invest indirectly in securities of Asian-Pacific issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs,

GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

     The Fund may also invest through debt-equity conversion funds established to exchange foreign debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

UNLISTED SECURITIES

     Securities in which the Fund may invest include those that are not listed on a stock exchange nor traded in a regulated over-the-counter market. As a result of the absence of a regulated public trading market for these securities, they may be less liquid than publicly traded securities or illiquid. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund does not intend to invest more than 25% of its total assets in unlisted equity securities (some or all of which may be illiquid).

TEMPORARY INVESTMENTS

     During periods in which the Fund's Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain debt securities or hold cash. The debt securities in which the Fund may invest consist of (a) obligations of the United States or Asian-Pacific Countries, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or Asian-Pacific banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and Asian-Pacific corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in debt securities that are rated A or better by S&P or Moody's or, if unrated, that the Fund's Investment Manager believes to be of comparable quality, i.e., subject to relatively low risk of loss of interest or principal.

     Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund's Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

FOREIGN CURRENCY HEDGING TRANSACTIONS; OPTIONS AND FUTURES CONTRACTS

     In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and may purchase and write (sell) put and call options on foreign currency and on foreign currency futures contracts. The Fund may also seek to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

     The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon.

     Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool," as defined under such regulations, as a result of entering into the transactions in futures contracts and related options described above, provided, among other things, that:

          (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations; or

          (2) with respect to any Fund transactions in future contracts or related options which are not entered into for bona fide hedging purposes, the aggregate initial margin and premiums does not exceed 5% of the Fund's total assets (after taking into account any unrealized profits and losses).

     The Fund only engages in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the CFTC. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

     For a description of each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix E.

LENDING OF PORTFOLIO SECURITIES

     The Fund may from time to time lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities believed by the Fund's investment manager to be equivalent to securities rated investment grade by S&P or Moody's which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including any accrued interest or dividend receivable. Any cash collateral received by the Fund will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and Policies"). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

     As a matter of fundamental policy:

           1. The Fund will not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

           2. The Fund may not make any investment for the purpose of exercising control or management.

           3. The Fund may not acquire more than 25% of any class of outstanding stock of any company.

           4. The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities.

           5. The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law and (iii) make loans of portfolio securities.

           6. The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

           7. The Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits necessary for the clearance or settlement of transactions, (iii) to finance repurchases of its shares (see "Common Stock") or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualifications as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), provided that the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its assets. The Fund may pledge its assets to secure such borrowings.

           8. The Fund may not purchase securities on margin or engage in short sales of securities.

           9. The Fund will invest less than 50% of its total assets in Japan.

          10. The Fund will not invest more than 25% of its total assets in a particular company or issuer.

     As a matter of operating policy, which may be changed by the Fund's Board of Directors without stockholder vote, the Fund will not purchase or borrow securities from or sell or lend securities to interested persons, as defined under the 1940 Act, except as permitted under the 1940 Act.

     Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice will also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

     Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in securities of other investment companies and only up to 5% of its total assets in the securities of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such securities are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Stockholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. See also "Taxation -- U.S. Federal Income Taxes -- Passive Foreign Investment Companies."

     As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain Asian-Pacific issuers. Additionally, under the 1940 Act, the Fund may not purchase any security of which the Fund's Investment Manager or any of its affiliates is a principal underwriter during the public offering of such security.

     In addition to the foregoing restrictions, the Fund may be subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain Asian-Pacific Countries in which it invests.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

     The Directors and officers of the Fund are listed below together with their respective positions and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly held companies.

                                                               PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS            POSITION WITH FUND               PAST FIVE YEARS
--------------------------------- ----------------------  -------------------------------------
BARTON M. BIGGS (63)*............ Director and Chairman   Chairman and Director of Morgan
1221 Avenue of the Americas       of the Board            Stanley Asset Management Inc. and
New York, New York 10020                                  Morgan Stanley Asset Management
                                                          Limited; Managing Director of Morgan
                                                          Stanley & Co. Incorporated; Director
                                                          of Morgan Stanley Group Inc.; Member
                                                          of International Advisory Council of
                                                          The Thailand Fund; Director and
                                                          officer of various investment
                                                          companies managed by Morgan Stanley
                                                          Asset Management Inc.
WARREN J. OLSEN (39)*............ Director and President  Principal of Morgan Stanley & Co.
1221 Avenue of the Americas                               Incorporated and Morgan Stanley Asset
New York, New York 10020                                  Management Inc.; Director and officer
                                                          of various investment companies
                                                          managed by Morgan Stanley Asset
                                                          Management Inc.
PETER J. CHASE (63).............. Director                Chairman of CGL, Inc.; Director of
821-C San Mateo                                           twelve investment companies managed
Santa Fe, New Mexico 87505                                by Morgan Stanley Asset Management,
                                                          Inc.; Member of the Investment
                                                          Advisory Council of The Thailand
                                                          Fund; Consultant, NGV Systems, Inc.;
                                                          Previously Chairman of CJS, Inc. and
                                                          Principal of Sidney A. Staunton, Inc.
                                                          and the Yankee Group.
JOHN W. CROGHAN (64)............. Director                Chairman of Lincoln Capital
200 South Wacker Drive                                    Management Company; Director of St.
Chicago, Illinois 60606                                   Paul Bancorp, Inc. and Lindsay
                                                          Manufacturing Co.; Director of twelve
                                                          investment companies managed by
                                                          Morgan Stanley Asset Management Inc.,
                                                          Previously Director of Blockbuster
                                                          Entertainment Corporation.

                                                               PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS            POSITION WITH FUND               PAST FIVE YEARS
--------------------------------- ----------------------  -------------------------------------
DAVID B. GILL (69)............... Director                Director of twelve investment
3042 Cambridge Place, N.W.                                companies managed by Morgan Stanley
Washington, D.C. 20007                                    Asset Management Inc.; Director of
                                                          the Mauritius Fund Limited; Member of
                                                          the International Advisory Committee
                                                          of Banco Surinvest S.A.; Member of
                                                          the International Advisory Council of
                                                          The Thailand Fund; International
                                                          Adviser to Crown Agents for Overseas
                                                          Governments and Administrations;
                                                          Member of the Capital Markets
                                                          Committee of the Inter-American
                                                          Investment Corporation; Member of the
                                                          Advisory Council of Korea Development
                                                          Investment Corporation; Chairman and
                                                          Director of Norinvest Bank;
                                                          Previously Director of Capital
                                                          Markets Department of the
                                                          International Finance Corporation;
                                                          Trustee, Batterymarch Finance
                                                          Management; Chairman and Director of
                                                          Equity Fund of Latin America S.A. and
                                                          Commonwealth Equity Fund
                                                          Limited/Director of Global
                                                          Securities, Inc./ and Member of The
                                                          International Advisory Council of
                                                          Investment Management Company Chile
                                                          S.A.
GRAHAM E. JONES (62)............. Director                Senior Vice President of BGK
23 Chestnut Street                                        Properties; Trustee of nine funds
Boston, Massachusetts 02108                               managed by Weiss, Peck & Greer;
                                                          Trustee of eight funds managed by
                                                          Morgan Grenfell Capital Management
                                                          Incorporated; Director of twelve
                                                          investment companies managed by
                                                          Morgan Stanley Asset Management Inc.;
                                                          Member of the International Advisory
                                                          Council of The Thailand Fund;
                                                          Previously Chief Financial Officer of
                                                          Practice Management Systems, Inc.
JOHN A. LEVIN (57)............... Director                President of John A. Levin & Co.,
One Rockefeller Plaza                                     Inc.; Director of thirteen investment
New York, New York 10020                                  companies managed by Morgan Stanley
                                                          Asset Management Inc.
WILLIAM G. MORTON, JR. (58)...... Director                Chairman and Chief Executive Officer
1 Boston Place                                            of Boston Stock Exchange; Director of
Boston, Massachusetts 02108                               Tandy Corporation; Director of twelve
                                                          investment companies managed by
                                                          Morgan Stanley Asset Management Inc.

                                                               PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS            POSITION WITH FUND               PAST FIVE YEARS
--------------------------------- ----------------------  -------------------------------------
FREDERICK B. WHITTEMORE (64)*.... Director                Advisory Director of Morgan Stanley &
1251 Avenue of the Americas                               Co. Incorporated; Chairman for the
New York, New York 10020                                  United States National Committee for
                                                          Pacific Economic Cooperation;
                                                          Director and officer of various
                                                          investment companies managed by
                                                          Morgan Stanley Asset Management Inc.;
                                                          Previously Managing Director of
                                                          Morgan Stanley & Co. Incorporated.
HAROLD J. SCHAAFF, JR. (35)*..... Vice President          Principal of Morgan Stanley & Co.
1221 Avenue of the Americas                               Incorporated; General Counsel and
New York, New York 10020                                  Secretary of Morgan Stanley Asset
                                                          Management Inc.; Officer of various
                                                          investment companies managed by
                                                          Morgan Stanley Asset Management Inc.
JAMES W. GRISHAM (53)*........... Vice President          Principal of Morgan Stanley & Co.
1221 Avenue of the Americas                               Incorporated; Vice President of
New York, New York 10020                                  Morgan Stanley Asset Management Inc.;
                                                          Officer of various investment
                                                          companies managed by Morgan Stanley
                                                          Asset Management Inc.
JOSEPH P. STADLER (40)*.......... Vice President          Vice President of Morgan Stanley
1221 Avenue of the Americas                               Asset Management Inc.; Officer of
New York, New York 10020                                  various investment companies managed
                                                          by Morgan Stanley Asset Management
                                                          Inc.; Previously with Price
                                                          Waterhouse.
VALERIE Y. LEWIS (39)*........... Secretary               Associated with Morgan Stanley Asset
1221 Avenue of the Americas                               Management Inc.; Officer of various
New York, New York 10020                                  investment companies managed by
                                                          Morgan Stanley Asset Management Inc.;
                                                          Previously with Citicorp.
JAMES R. ROONEY (37)*............ Treasurer               Assistant Vice President and Manager
73 Tremont Street                                         of Fund Administration, Chase Global
Boston, Massachusetts 02108                               Funds Services Company; Officer of
                                                          various investment companies managed
                                                          by Morgan Stanley Asset Management
                                                          Inc.; Previously Assistant Vice
                                                          President and Manager of Fund
                                                          Compliance and Control, Scudder
                                                          Stevens & Clark Inc. and Audit
                                                          Manager, Ernst & Young LLP.

                                                                 PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS            POSITION WITH FUND               PAST FIVE YEARS
--------------------------------- ----------------------  -------------------------------------
JOANNA M. HAIGNEY (28)*.......... Assistant Treasurer     Supervisor, Fund Administration,
73 Tremont Street                                         Chase Global Funds Services Company;
Boston, Massachusetts 02108                               Officer of various investment
                                                          companies managed by Morgan Stanley
                                                          Asset Management Inc.; Previously
                                                          Audit Supervisor, Coopers & Lybrand
                                                          LLP.

---------------
* Interested person of the Fund (as defined in the 1940 Act).

     Mr. Biggs is a director and officer and Messrs. Olsen, Grisham, Schaaff and Stadler and Ms. Lewis are officers of the Investment Manager. Mr. Whittemore is an Advisory Director of Morgan Stanley & Co. Incorporated, an affiliate of the Investment Manager and a registered broker-dealer, and he is the owner of a beneficial interest in the Investment Manager. Mr. Rooney and Ms. Haigney are employees of Chase Global Funds Services Company, an affiliate of Chase Manhattan Bank, N.A., the Fund's Administrator.

     The officers of the Fund, together with the Fund's Investment Manager, conduct and supervise the Fund's daily business operations. The Directors review and supervise the actions of the officers and the Fund's Investment Manager and decide general policy.

     The Fund pays to each of its Directors who is not an officer or employee of the Fund's Investment Manager or any of their affiliates, in addition to certain out-of-pocket expenses, an annual fee of $9,000 plus out-of-pocket expenses. Directors of the Fund, other than Directors who are affiliates of the Investment Manager, received for the period from August 2, 1994 to December 31, 1994 and for the year ended December 31, 1995 aggregate remuneration and reimbursement of expenses of $38,000 and $101,000, respectively.

     Each of the Directors who is not an "affiliated person" of the Investment Manager within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owned by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by a Director.

     Under a Fee Arrangement, deferred Directors' fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is nontransferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sold discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of a Director's service as a director. In addition, in the event of the liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its shareholders (other than in connection with a reorganization or merger into another Fund advised by the Investment Manager), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to Directors participating in the Fee Arrangements on the effective date thereof.

     Currently, Messrs.             are the only Directors who have elected to
enter into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other investment companies advised by the Investment Manager or its affiliates (collectively the "Fund Complex") for their services as directors of such investment companies for the fiscal year ended December 31, 1995.

                                                       PENSION OR
                                                       RETIREMENT      TOTAL COMPENSATION   NUMBER OF FUNDS
                                      AGGREGATE     BENEFITS ACCRUED   FROM FUND AND FUND   IN FUND COMPLEX
                                     COMPENSATION    AS PART OF THE       COMPLEX PAID         FOR WHICH
         NAME OF DIRECTORS            FROM FUND     FUND'S EXPENSES       TO DIRECTORS      DIRECTOR SERVES
-----------------------------------  ------------   ----------------   ------------------   ---------------
Barton M. Biggs(1)(2)..............    $      0           None              $      0               13
Warren J. Olsen(1)(2)..............           0           None                     0               13
Peter J. Chase.....................      14,025           None                48,200               12
John W. Croghan....................       3,500           None                18,600               12
David B. Gill......................       4,925           None                21,825               12
Graham E. Jones....................       2,675           None                32,188               12
John A. Levin......................       2,675           None                20,000               13
William G. Morton, Jr. ............       2,675           None                39,700               12
Frederick B. Whittemore(1)(2)......           0           None                41,429               12
John D. Barrett II(3)..............       9,500           None                24,952                3
Andrew McNally IV(3)...............      10,744           None                31,605                4

---------------

(1) Mr. Biggs is a director and officer of the Investment Manager, Mr. Olsen is an officer of the Investment Manager and Mr. Whittemore is a director of the Dealer Manager, and therefore are "interested persons" of the Fund within the meaning of the 1940 Act. As such, Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.

(2) As of the date hereof, Messrs. Biggs, Olsen and Whittemore, respectively, serve on 13, 13 and 12 boards of directors of investment companies in the Fund Complex.

(3) Messrs. Barrett and McNally served as Directors of the Fund until the expiration of their terms on June 26, 1995.

     The Fund's Board of Directors has an audit committee that is responsible for reviewing financial and accounting matters. The members of the audit committee are Messrs. Levin, Morton and Croghan. The Board of Directors also has a valuation committee, the members of which are Messrs. Olsen and Croghan. The members of the audit committee will receive an additional $1,700 per year for serving on the committee.

     The officers and Directors of the Fund, in the aggregate, own less than 1% of the outstanding shares of Common Stock.

     To the knowledge of the Fund's management, based on a search of forms required to be filed with the Fund and the Commission by holders of more than five percent of the Fund's outstanding securities, the following person owned beneficially 5% or more of the Fund's outstanding shares at March 6, 1996:

                                                        AMOUNT AND NATURE OF                  PERCENT
  NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP                  OF CLASS
----------------------------------------- ------------------------------------------------    --------
Morgan Stanley Group Inc.*............... 2,752,565 shares with shared dispositive power;        5.13%
  1251 Avenue of the Americas             2,173,552 shares with shared voting power
  New York, New York 10020

---------------
* Information based upon a Schedule 13G filed with the Commission on February 18, 1996 by Morgan Stanley Group Inc.

     The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires. The Fund's By-Laws provide that each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age or (v) his removal as provided by statute or the Articles of Incorporation. See "Common Stock."

     The Articles of Incorporation of the Fund contain a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Fund's Directors and officers to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, subject to certain qualifications described below. The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the MCGL. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no Director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that the person actually received an improper benefit or profit in money, property, or services or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a Director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a Director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INVESTMENT MANAGER

     The Fund employs Morgan Stanley Asset Management Inc. (the "Investment Manager"), a wholly owned subsidiary of Morgan Stanley Group Inc., pursuant to an Investment Advisory and Management Agreement, dated as of July 22, 1994 (the "Management Agreement"), to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund's Directors. The Investment Manager's principal address is 1221 Avenue of the Americas, New York, New York 10020.

     The Investment Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. At
            , 1996, the Investment Manager had, together with its affiliated investment management companies, assets under management (including assets under
fiduciary advisory control) totaling approximately $     billion. Additionally,
in a transaction which closed on January 3, 1996, Morgan Stanley Group Inc. acquired Miller Anderson & Sherrerd, LLP, a U.S. registered investment adviser, which as of December 31, 1995, had assets under management (including assets
under fiduciary advisory control) totaling approximately           billion.

     The Investment Manager is a registered investment adviser under the Advisers Act. The Investment Manager was one of the first non-Asian institutional investors to enter the non-Japan Asian capital markets, doing so in 1986, and manages several closed-end funds investing in Asia. The Investment Manager is under no restriction and remains free, at any time, to sponsor and advise new investment vehicles with investment restrictions similar or identical to those of the Fund.

     As an investment adviser, the Investment Manager emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Investment Manager draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Investment Manager utilizes.

     In providing advisory services to the Fund, members of the Investment Manager's senior management, including Mr. Barton M. Biggs, establishes guidelines regarding the allocation of the Fund's investments among various Asian-Pacific Countries and the strategy for those investments. The Investment Manager's senior management will meet regularly to review the equity markets and determine the Fund's asset mix.

     Barton M. Biggs is a Managing Director of Morgan Stanley & Co. Incorporated, is Chairman of the Investment Manager and is Director of Worldwide Research for Morgan Stanley. In his capacity as Director of Worldwide Research, he focuses upon asset allocation, international events and the relative attractiveness of the world's markets. He joined Morgan Stanley in 1973 as a General Partner and Managing Director. He is a member of Morgan Stanley's Management Committee and a member of the Board of Directors. Mr.'Biggs formed Morgan Stanley's research department in 1973 and was Director of Research until 1979. In 1975, he founded Morgan Stanley Asset Management Inc. He has been named to the Institutional Investor All American Research Team ten times. He served three years as an officer in the United States Marine Corps, and graduated from Yale University and the New York University Graduate School of Business.

     Once allocation and strategic guidelines have been established for the Fund's investments by the Investment Manager's senior management, the Fund's portfolio is managed on a day-to-day basis by Ean Wah Chin and Kunihiko Sugio. Ms. Chin and Mr. Sugio have served as portfolio managers for the Fund since the commencement of the Fund's operations. Ms. Chin joined the Investment Manager's New York office as a Vice President in 1986 and is currently a Managing Director of the Investment Manager and heads the Singapore office. Ms. Chin is also the portfolio manager of Morgan Stanley Institutional Fund, Inc. -- Asian Equity Portfolio. Prior to joining the Investment Manager, Ms. Chin worked at the Monetary Authority of Singapore and Government of Singapore Investment Corporation. Ms. Chin was an ASEAN Scholar and received a Bachelor of Science degree from the University of Singapore. Mr. Sugio joined the Investment Manager's Tokyo office in December 1993 and is responsible for global dedicated Japanese equity portfolios, including Morgan Stanley Institutional Fund,
Inc. -- Japanese Equity Portfolio. From September 1988 to November 1993, Mr. Sugio was a Director at Baring International Investment Management Japan, where he managed approximately $1.6 billion in assets.

MANAGEMENT AGREEMENT

     Under the terms of the Management Agreement, the Investment Manager makes all investment decisions, prepares and makes available research and statistical data, and supervises the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The Investment Manager is also responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Investment Manager pays the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the Investment Manager or any of its affiliates. However, the Fund bears travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Investment Manager or its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

     The Fund pays all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Investment Manager); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     For services under the Management Agreement, the Investment Manager receives a fee, computed weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets. The Fund's management and advisory fees are higher than advisory fees paid by most other U.S. investment companies, primarily because of the additional time and expense required of the Investment Manager in pursuing the Fund's objective of investing in securities of Asian-Pacific issuers and Sovereign Debt. This investment objective entails additional time and expense because available public information concerning securities of Asian-Pacific issuers is limited in comparison to that available for U.S. companies and accounting standards are more flexible. In addition, available research concerning Asian-Pacific issuers is not comparable to available research concerning U.S. companies. Pursuant to the Management Agreement, the Investment Manager received fees for its investment management services from the Fund in the amount of $3,092,000 for the period from August 2, 1994 to December 31, 1994 and $7,102,000 for the year ended December 31, 1995.

     Under the Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients who may invest in Asian-Pacific Country securities. Conversely, information furnished by others to the Investment Manager in the course of providing services to clients other than the Fund may be useful to the Investment Manager in providing services to the Fund.

     The Management Agreement became effective on July 22, 1994 and continues in effect until July 25, 1996 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Investment Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Management Agreement may be terminated at any time, without payment of penalty, by the Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities or by the Investment Manager upon 60 days' written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

     The Management Agreement provides that the Investment Manager will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Management Agreement. In addition, the Fund has agreed to indemnify the Investment Manager for any losses arising from any action or claims which may be brought against the Investment Manager in connection with the performance or nonperformance in good faith of its functions under the Management Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's duties or from reckless disregard on the part of the Investment Manager of its obligations and duties under the Management Agreement.

ADMINISTRATOR

     Under an Administration Agreement (the "Administration Agreement") between the Fund and The Chase Manhattan Bank, N.A. (the "Administrator"), the Administrator agreed that Chase Global Funds Services Company, an affiliate of the Administrator, will provide administrative services to the Fund. Such administrative services include maintenance of the Fund's books and records, calculations of net asset value, preparation and filing of reports with respect to certain of the Fund's U.S. reporting requirements, monitoring of custody arrangements with the Fund's custodians and other accounting and general administrative services. The Directors of the Fund supervise and monitor the administrative services provided by the Administrator.

     The Administrator, a New York state chartered bank and trust company, provides corporate management and administrative services to investment
companies, and at             , 1996 had approximately $
billion of investment company assets under administration and approximately
$     billion of investment company assets under custody. The Administrator's business address is 73 Tremont Street, Boston, Massachusetts 02108. Chase Global Funds Services Company's business address is 73 Tremont Street, Boston, Massachusetts 02108.

     Under the Administration Agreement, the Fund will pay to the Administrator an annual administration fee of $65,000 plus .09% of the average weekly net assets of the Fund, computed weekly and payable monthly. Pursuant to the Administration Agreement, the Administrator has received payments for administrative services for the Fund in the amount of $309,000 for the period from August 2, 1994 through December 31, 1994 and $715,000 for the year ended December 31, 1995.

                                    EXPENSES

     The Fund's annual operating expenses are higher than normal annual operating expenses of most closed-end investment companies of comparable size investing in the United States and reflect the specialized nature of the Fund, the extent of the advisory effort involved, and the costs of communication and other costs associated with investing in Asian-Pacific Countries rather than in the United States. For the period from August 2, 1994 to December 31, 1994 and the year ended December 31, 1995, the Fund's expenses (exclusive of amortization of organization expenses) were $4,057,000 and $9,718,000, respectively. Expenses
of the Offer, estimated at $          , will be charged to capital. The Fund's
expense ratio was 1.31% (annualized) and 1.36% (inclusive of amortization of organization expenses) of the Fund's net assets for the period from August 2, 1994 to December 31, 1994 and the year ended December 31, 1995, respectively.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Manager places orders for securities to be purchased by the Fund. The primary objective of the Investment Manager in choosing brokers or dealers for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and the degree of skill required of the broker-dealer. The capability and financial condition of the broker or dealer may also be criteria for the choice of that broker or dealer. The placing and execution of orders for the Fund also are subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Investment Manager or its affiliates). The Fund may utilize affiliates of the Investment Manager in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Commission when the Investment Manager believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Investment Manager have acted as agent to or for issuers, consistent with applicable rules adopted by the Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Investment Manager acting as principal.

     The Investment Manager on behalf of the Fund may place brokerage transactions through brokers who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     Research provided to the Investment Manager in advising the Fund is in addition to and not in lieu of the services required to be performed by the Investment Manager itself, and the Investment Manager's fees is not reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Investment Manager's own research efforts, because the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Such information may be useful to the Investment Manager in providing services to clients other than the Fund, and not all such information is necessarily used by the Investment Manager in connection with the Fund. Conversely, information provided to the Investment Manager by brokers and dealers through whom other clients of the Investment Manager effect securities transactions may prove useful to the Investment Manager in providing services to the Fund.

     The Fund's Board of Directors reviews at least annually the commissions allocated by the Investment Manager on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

     Brokerage commissions paid or payable by the Fund for the period from August 2, 1994 to December 31, 1994 and for the fiscal year ended December 31, 1995 were $1,932,053 and $1,766,056, respectively, of which $184,817 and
$150,516, respectively, were paid or are payable to affiliates. The percentage of the Funds aggregate brokerage commissions paid or payable to affiliates for the fiscal year ended December 31, 1995 was 8.52%.

                                NET ASSET VALUE

     The Fund determines its net asset value no less frequently than the close of business on the last business day of each week and at such other times as the Board of Directors may determine, by dividing the value of the net assets of the Fund (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all listed equity securities for which market quotations are readily available, regardless of purchase price, are valued at the last sales price on the date of determination. Listed securities with no such sales price and unlisted equity securities are valued at the mean between the current bid and asked prices, if any, of two reputable brokers. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable. Other securities as to which market quotations are readily available are valued at their market values. All other securities and assets are taken at fair value as determined in good faith by the Board of Directors although the actual calculation may be done by others. In instances where price cannot be determined in accordance with the above procedures, or in instances in which the Board of Directors determines it is impractical or inappropriate to determine price in accordance with the above procedures, the price is at fair value as determined in good faith in such manner as the Board of Directors may prescribe. All assets and liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund's obligation to pay any local taxes, such as tax on remittances from an Asian-Pacific Country, will become a liability on the date the Fund recognizes income or marks-to-market its assets and will have the effect of reducing the Fund's net asset value.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund intends to continue to distribute to stockholders, at least annually, substantially all of its investment company taxable income from dividends and interest earnings and any net realized capital gains. See "Taxation -- U.S. Federal Income Taxes." The Fund may elect annually to retain for reinvestment any net realized long-term capital gains. The Fund typically makes its distributions at the end of each fiscal year. However, the Fund anticipates its Board of Directors will declare an additional dividend during the period between June and September 1996 in the amount of approximately $0.33 per share assuming the exercise of all rights or approximately $0.45 per share if the rights offering is not completed.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley Asia-Pacific Fund, Inc. at American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

     The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value, unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's Shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of Fund shares on such valuation date, or if the Fund should declare a dividend or distribution payment only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. No participant will have any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if U.S. currency is imprinted on the check) made payable in U.S. dollars and should be mailed to the Plan Agent for Morgan Stanley Asia-Pacific Fund, Inc. at American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

     The Plan Agent maintains all stockholder accounts in the Plan and will furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are less than the usual brokerage charges for such transactions, because the Plan Agent is purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. See "Taxation -- U.S. Federal Income Taxes."

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for Morgan Stanley Asia-Pacific Fund, Inc. at American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

                                    TAXATION

U.S. FEDERAL INCOME TAXES

     The Fund has, to date, qualified and intends to continue to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months -- (i) stock and securities,
(ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock and securities. Legislation currently pending before the U.S. Congress would repeal the requirement that a regulated investment company must derive less than 30% of its gross income from the sale or other disposition of assets described in (b) above, that are held for less than three months. However it cannot be predicted whether this legislation will become law and, if so enacted, what form it will eventually take.

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. See "Passive Foreign Investment Companies" below. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to continue to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund may borrow money temporarily or liquidate assets to make such distributions. Dividend distributions of investment company taxable income are taxable to a U.S. stockholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares of Common Stock. Since the Fund will not invest in the stock of domestic corporations, distributions to corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

     As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund determines at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S. federal income taxation, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the Code, net long-term capital gains will be taxed at a rate no greater than 28% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

     Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares of Common Stock equal to such amount.

     If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even if it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of investment performance, among other things, and can be expected to vary from year to year.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

     Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

     The Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. federal income tax purposes. Certain investments are maintained and income therefrom is calculated by reference to non-U.S. currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund monitors its transactions, makes the appropriate tax elections, and makes the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     The Fund may make investments that accrue income that is not matched by a current receipt of cash by the Fund, such as investments in certain obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis, including Sovereign Debt. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a concurrent receipt of cash to the Fund, the Fund may be required to borrow money temporarily or liquidate other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

     For backup withholding purposes, the Fund may be required to withhold 31% of reportable payments (which may include dividends and capital gain distributions) to certain noncorporate stockholders. A stockholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such stockholder's taxpayer identification number is correct and that such stockholder is not subject to backup withholding, or is exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such shareholder's federal income tax liability.

     Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder, with respect to such shares.

     A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase, a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

Passive Foreign Investment Companies

     If the Fund purchases stock in certain foreign passive investment entities described in the Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such stock) even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

     Legislation pending in the U.S. Congress would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the provisions dealing with PFICs, related to the taxation of U.S. stockholders of foreign corporations. In the case of a passive foreign company, as defined in the proposed legislation ("PFC"), having "marketable stock," the proposed legislation would require U.S. stockholders, such as the Fund, owning less than 25% of a PFC that is not U.S.-controlled to mark-to-market the PFC stock annually, unless the stockholders elected to include in income currently their proportionate shares of the PFC's income and gain. Otherwise, U.S. stockholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as "marketable stock" all stock in PFCs held by the Fund. It is unclear if or when the proposed legislation will become law and if it is enacted the form it will take. On March 31, 1992, the U.S. Internal Revenue Service released proposed regulations providing a mark-to-market election for regulated investment companies that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear.

     Foreign Tax Credits

     Income and gains received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by foreign countries. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign government issuers, which is expected to be the case, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as paid by its stockholders. The Fund expects to make this election in any year that it qualifies to do so. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of taxes paid by the Fund to a foreign country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, such stockholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

     The amount of foreign taxes that may be credited against a stockholder's U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund generally expects that the capital gains it distributes, whether as dividends or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source passive income. For this purpose, foreign source passive income includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

     Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the stockholder.

     If a foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by a foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% United States withholding tax. Furthermore, such foreign investors may be subject to an increased United States tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but will not be able to claim a credit or deduction in the United States with respect to the foreign taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31%, unless the foreign investor files an appropriate form certifying under penalty of perjury as to his nonresident alien status.

     If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

     The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to
(a) whether their income from the Fund is effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them resulting from an investment in the Fund.

Notices

     Stockholders are notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders are sent, if appropriate, various written notices after the close of the Fund's taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

OTHER TAXATION

     Dividends, distributions and deemed distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular position. Investors should consult with their tax advisers concerning the state, local and foreign tax consequences, if any, resulting from an investment in the Fund.

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                                  COMMON STOCK

     The authorized capital stock of the Fund is 200,000,000 shares of Common Stock, $0.01 par value. Shares of the Fund, when issued, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and are not able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and any preferential liquidating distributions to holders of any preferred stock issued by the Fund. The Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares.

     The Fund commenced operations on August 2, 1994 following the issuance of 7,093 shares of Common Stock to the Investment Manager on July 14, 1994, for $100,000 and the initial public offering on July 25, 1994 of 53,500,000 shares to the public resulting in aggregate net proceeds to the Fund of approximately $754,350,000. Since commencement of operations through March 8, 1996, the Fund has also issued 147,415 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. At March 8, 1996, the Fund had 53,654,508 shares of Common Stock outstanding, which are listed and traded on the NYSE under the symbol "APF." As of March 1, 1996, the net assets of the Fund were $803,744,530.

     Following the expiration of the Offer, depending upon market conditions, the Fund may offer additional shares of Common Stock in a secondary offering at prices not less than the net asset value of the Fund's shares at the time of such offer. In addition, additional shares may be issued under the Plan. Other offerings of the Fund's shares will require approval of the Fund's Board of Directors and may require shareholder approval. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's shares.

     The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares. However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

     The Fund's shares of Common Stock trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at or at a premium over, their net asset values. See "Risk Factors and Special Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

     Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll free telephone number.

     In the event that the Fund would have to liquidate certain investments to finance such repurchases of shares, and the portfolio securities to be liquidated have been held less than three months, such sales may jeopardize the Fund's status as a regulated investment company under the Code because of the limitation imposed thereunder that not more than 30% of the Fund's gross income may be derived from the sale of securities held for less than three months. The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's By-Laws. The Directors are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by a majority of the Fund's stockholders, and the affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund -- Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

     The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation,
(3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act or
(6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares entitled to vote thereon would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The affirmative vote of the holders of 75% or more of the outstanding shares entitled to vote thereon is required to amend, alter or repeal the foregoing provisions of the Fund's Articles of Incorporation. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, takeover or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

     The Fund holds annual meetings of its stockholders as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund's By-Laws, the Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Fund is required to (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and (ii) on payment of these costs to the Fund, notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

                           DISTRIBUTION ARRANGEMENTS

     Morgan Stanley & Co. Incorporated will act as Dealer Manager for the Offer. The Dealer Manager's principal address is 1251 Avenue of the Americas, New York, New York 10020. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer. In addition, the Dealer Manager has agreed with the Fund to form and manage a group of securities dealers ("Selling Group Members") to (a) solicit the exercise of Rights and (b) sell to the public Shares purchased by the Dealer Manager from the Fund as a result of the purchase and exercise of Rights by the Dealer Manager.

     The Fund has agreed to pay the Dealer Manager a fee for financial advisory
and marketing services equal to      % of the first $       of the proceeds of
the Offer before deducting offering expenses and financial advisory and soliciting fees payable in connection with the Offer (the "Gross Proceeds"),
     % of the next $       of the Gross Proceeds and      % of the Gross
Proceeds in excess of $       . The Fund has also agreed to reimburse the Dealer
Manager for its out-of-pocket expenses in connection with the Offer up to an
aggregate of $       .

     In addition, the Fund will indemnify the Dealer Manager with respect to certain liabilities, including liabilities under the U.S. Securities Act of 1933, as amended.

     Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay fees
equal to      % of the Subscription Price per Share to the Dealer Manager and
each Selling Group Member for each Share either issued upon the exercise of Rights as a result of the Dealer Manager's or Selling Group Member's soliciting efforts or purchased from the Dealer Manager for sale to the public, and to the Dealer Manager for each Share issued upon the exercise of Rights but for which no dealer designation was made on the related Subscription Certificate or for which no other securities dealer is receiving soliciting fees due to the maximum fee which is payable to a securities dealer who is not a Selling Group Member.

     The Fund has also agreed that, with respect to Rights exercised not as a result of the selling or soliciting efforts of the Selling Group Members, the
Fund will pay a Soliciting Dealer Fee equal to      % of the Subscription Price
per Share to each securities dealer who is not a Selling Group Member but who is a member of the National Association of Securities Dealers, Inc. and who has executed and delivered a Soliciting Dealer Agreement and solicited the exercise of such Rights, subject generally to a maximum fee based upon the number of shares of Common Stock held by such dealer through The Depository Trust Company on the Record Date.

     From the date of this Prospectus, the Dealer Manager and Selling Group Members may offer and sell shares at prices set by the Dealer Manager from time to time, which prices may be higher or lower than the Subscription Price. Prior to the Expiration Date, each of those prices when set will not exceed the higher of the last sale price or current asked price of the Common Stock on the NYSE, plus, in each case, an amount equal to an exchange commission, and any offering price set on any calendar day will not be increased more than once during that day. Any offering by the Dealer Manager or any Selling Group Member will likely include Shares acquired through the exercise of the Rights. As a result of those offerings, the Dealer Manager and Selling Group Members may realize profits or losses independent of the Dealer Manager's financial advisory fee and any Selling Group Member fee received by them.

     Under applicable law, during the Subscription Period the Dealer Manager may bid for and purchase Rights for certain purposes. Those purchases will be subject to certain price and volume limitations when the Common Stock is being stabilized by the Dealer Manager or when the Dealer Manager owns Rights without an offsetting short position in the Common Stock. Those limitations provide, among other things, that subject to certain exceptions, not more than one bid to purchase Rights may be maintained in any one market at the same price at the same time and that the initial bid for or purchase of Rights may not be made at a price higher than the highest current independent bid price on the NYSE. Any bid price may not be increased, subject to certain exceptions, unless the Dealer Manager has not purchased any rights for a full Business Day or the independent bid price for those Rights on the NYSE has exceeded the bid price for a full Business Day.

             DIVIDEND PAYING AGENTS, TRANSFER AGENTS AND REGISTRARS

     American Stock Transfer & Trust Company (the "Transfer Agent") acts as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal address of the Transfer Agent is 40 Wall Street, New York, New York 10005.

     The Mitsui Trust and Banking Company, Limited ("Mitsui") acts as the Fund's shareholder servicing and dividend disbursing agent for the Fund's Common Stock beneficially owned by investors in Japan. The principal address of Mitsui is 1-21, Shimomeguro 6-chome, Meguro-ku, Tokyo 153, Japan.

                                   CUSTODIANS

     Morgan Stanley Trust Company is the custodian for the Fund's assets held outside the United States (the "International Custodian"). The principal business address of the International Custodian is One Pierrepont Plaza, Brooklyn, New York 11201.

     Under a custody agreement (the "Custody Agreement") between the International Custodian and the Fund, the International Custodian agreed to hold all property of the Fund delivered to it in safekeeping in a segregated account, receive and collect all income and transaction proceeds with respect to such property, accept and deliver securities on the purchase, sale, redemption, exchange or conversion thereof, pay from the Fund's account the purchase price of any securities acquired by the Fund, as well as any taxes and other expenses payable in connection with securities transactions, maintain all necessary books and records with respect to the property of the Fund held by it, provide the Fund with periodic reports regarding the Fund's account and, in general, attend to all nondiscretionary details in connection with the sale, purchase, transfer and other dealings with the securities and other property of the Fund held by it.

     For its services the International Custodian receives a fee calculated as a percentage of Fund assets in its custody, plus an amount for each transaction effected in the Fund's account. In addition, the International Custodian is reimbursed by the Fund for any out-of-pocket expenses incurred by it in connection with the performance of its duties under the Custody Agreement. The Custody Agreement provides that the Fund shall indemnify the International Custodian against any liability, loss or expense (including attorneys fees and disbursements) incurred in connection with the Custody Agreement, except to the extent such liability, loss or expense results from the negligence or willful misconduct of or breach by the International Custodian or any sub-custodian.

     The International Custodian may employ one or more sub-custodians outside the United States that are approved by the Board of Directors in accordance with regulations under the 1940 Act. The fees and expenses of any such sub-custodians are paid by the International Custodian.

     The Chase Manhattan Bank, N.A. (the "U.S. Custodian") acts as the custodian for the Fund's assets held in the United States. The principal business address of the U.S. Custodian is 770 Broadway, New York, New York 10003.

                                    EXPERTS

     The financial statements of the Fund for the fiscal year ended December 31, 1995 are incorporated by reference into this Prospectus in reliance upon the report of Price Waterhouse LLP, the Fund's independent accountants, given on the authority of said firm as experts in auditing and accounting. The address of Price Waterhouse LLP is 1177 Avenue of the Americas, New York, New York 10036.

                                 LEGAL MATTERS

     The validity of the Common Stock offered hereby will be passed on for the Fund by Rogers & Wells, New York and by its special Maryland counsel, Piper & Marbury, Baltimore, Maryland. Certain legal matters will be passed upon for the Dealer Manager by Davis Polk & Wardwell, New York, New York.

     It is likely that foreign persons, such as any sub-custodians of the Fund, will not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties.

     The books and records of the Fund required under U.S. law will be maintained at the Fund's principal office in the United States and will be subject to inspection by the Commission.

                             ADDITIONAL INFORMATION

     The Fund has filed with the U.S. Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the U.S. Securities Act of 1933, as amended, with respect to the Common Stock offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

     The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional office at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Commission.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

     The Fund's Annual Report, which includes financial statements for the fiscal year ended December 31, 1995, which accompany this Prospectus, is incorporated herein by reference with respect to all information other than the information set forth in the Letters to Shareholders included therein. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Prospectus to the extent a statement contained in this Prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Prospectus. The Fund will furnish, without charge, a copy of its Annual Report upon request to American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, telephone (212) 278-4353.

                       SUBSCRIPTION CERTIFICATE NUMBER:
                         ----------------------------

                               NUMBER OF RIGHTS:
                         ----------------------------
                                  CUSIP NO.:

                                  APPENDIX A
                       [FORM OF SUBSCRIPTION CERTIFICATE]

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                 SUBSCRIPTION RIGHT FOR SHARES OF COMMON STOCK

    This Subscription Certificate represents the number of Rights set forth in the upper right hand corner of this Form. The registered holder hereof (the "Holder") is entitled to acquire one (1) share of the Common Stock of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") for each three (3) Rights held.

    To subscribe for shares of Common Stock, the Holder must present to American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005 (the "Subscription Agent"), prior to 5:00 p.m., New York time, on the Expiration Date, either:

        (1) a properly completed and executed Subscription Certificate and a money order or check drawn on a bank located in the United States and payable to the order of Morgan Stanley Asia-Pacific Fund, Inc. for an amount equal to the number of Shares subscribed for in the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, pursuant to the Over-Subscription Privilege) multiplied by the Subscription Price; or

        (2) a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate; and (ii) a money order or check drawn on a bank located in the United States and payable to the order of Morgan Stanley Asia-Pacific Fund, Inc. for an amount equal to the number of Shares subscribed for in the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, pursuant to the Over-Subscription Privilege) multiplied by the Subscription Price (which certificate and money order or check must then be delivered by the close of business on the third Business Day after the Expiration Date (the "Protect Period")).

    If the Holder of this certificate is entitled to subscribe for additional shares pursuant to the Over-Subscription Privilege, Part B of this Subscription Certificate must be completed to indicate the maximum number of Shares for which such privilege is being exercised.

    No later than seven Business Days following the Protect Period, the Subscription Agent will send to each Exercising Rights Holder (or, if the Fund's Shares are held by Cede & Co., the nominee for The Depository Trust Company, or any other depository or nominee) (in each instance, a "Nominee Holder"), the share certificates representing the Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent. An Exercising Rights Holder will have no right to rescind or modify a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate or a Notice of Guaranteed Delivery. Any excess payment to be refunded by the Fund to a Rights Holder will be mailed by the Subscription Agent to him as promptly as practicable.

    If the Holder does not make payment of any amounts due in respect of Shares subscribed for, the Fund and the Subscription Agent reserve the right to (i) find other shareholders or Rights Holders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or
(iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof. Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus, dated
          , 1996, relating to the Rights.
                                         MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                         By: AMERICAN STOCK TRANSFER & TRUST
                                             COMPANY,
                                          as Subscription Agent

                                         By:
                                             ---------------------------------

     THIS SUBSCRIPTION RIGHT IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS)
                    AT THE OFFICE OF THE SUBSCRIPTION AGENT

         Any questions regarding this Subscription Certificate and the
          Offer may be directed to the Information Agent, Shareholder
       Communications Corporation toll free at (800) 733-8481 Ext. 333 or collect at (212) 805-7000, Ext. 333

                                             Expiration Date:             , 1996

                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

BY MAIL:                                  BY OVERNIGHT COURIER:                     BY HAND:
American Stock Transfer & Trust Company   American Stock Transfer & Trust Company   American Stock Transfer & Trust Company
40 Wall Street                            46 Wall Street, 46th Floor                46 Wall Street, 46th Floor
New York, New York 10005                  New York, New York 10005                  New York, New York 10005

SECTION I: TO SUBSCRIBE: I hereby irrevocably subscribe for the dollar amount of
           Common Stock indicated as the total of A and B below upon the terms and conditions specified in the Prospectus related hereto, receipt of which is acknowledged.

           TO SELL: If I have checked either the box on line C or the box on line D, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus. The check for the proceeds of sale will be mailed to the address of record.

Please check /X/ below:

/ /  A.   Primary            ------------------  / 3 =  .000                X  $                   =  $
          Subscription       (Rights Exercised)         ------------------     ------------------     ------------------
                                                        (Full Shares of        (Subscription          (Amount Required)
                                                        Common Stock           Price)
                                                        Requested)
/ /  B.   Over-Subscription Privilege                   .000                X  $                   =  $              (*)
                                                        ------------------     ------------------     ------------------
                                                        (Full Shares of        (Subscription          (Amount Required)
                                                        Common Stock           Price)
                                                        Requested)
          Amount of Check or Money Order Enclosed
          (total of A + B)                                                                         =  $
                                                                                                      ------------------

          Make check payable to the order of "Morgan Stanley Asia-Pacific Fund, Inc."
          (*) The Over-Subscription Privilege can be exercised by Record Date Shareholders only, as described in the Prospectus.

/ /  C.   Sell any remaining unexercised Rights
/ /  D.   Sell all of my Rights.
     E.   The following Broker-Dealer is hereby designated as having been instrumental in the exercise of the Rights:
/ /  Morgan Stanley & Co. Incorporated        Account #
                                                        ------------------
/ /  Other Firm:                             Account #
                 ---------------------                  ------------------
--------------------------------------  Please provide your telephone number      Day      (      ) --------------------
 Signature of Subscriber(s)/Seller(s)                                             Evening  (      ) --------------------

SECTION II: TO TRANSFER RIGHTS: (except pursuant to C and D above)
For value received,                          of the Rights represented by this
Subscription Certificate are assigned to

------------------------------------------         ----------------------------------------------------------------
Social Security Number or Tax ID of                (Print Full Name of Assignee)
  Assignee
------------------------------------------         ----------------------------------------------------------------
Signature(s) of Assignee(s)                        (Print Full Address including postal Zip Code)

The signature(s) must correspond with the name(s) as written upon the face of this Subscription Certificate, in every particular, without alteration.

IMPORTANT: For Transfer, a Signature Guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by the issuer.
SIGNATURE GUARANTEED BY:

------------------------------------------------------------------------

PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATION REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO U.S. BACKUP WITHHOLDING.

/ /  CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

   NAME(S) OF REGISTERED OWNER(S):
    WINDOW TICKET NUMBER (IF ANY):
    DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
    NAME OF INSTITUTION WHICH GUARANTEED DELIVERY:

                                                                     SAMPLE ONLY

                                   APPENDIX B

                    [FORM OF NOTICE OF GUARANTEED DELIVERY]

            NOTICE OF GUARANTEED DELIVERY OF SUBSCRIPTION RIGHTS AND
              THE SUBSCRIPTION PRICE FOR SHARES OF COMMON STOCK OF
             MORGAN STANLEY ASIA-PACIFIC FUND, INC. SUBSCRIBED FOR
        IN THE PRIMARY SUBSCRIPTION AND THE OVER-SUBSCRIPTION PRIVILEGE

     As set forth in the Prospectus under "The Offer -- Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of Morgan Stanley Asia-Pacific Fund, Inc. Common Stock subscribed for in the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:
                    American Stock Transfer & Trust Company

                   By Mail:                                   By Facsimile:
   American Stock Transfer & Trust Company                    (718) 234-5001
                40 Wall Street                             Confirm by Telephone
           New York, New York 10005                           (718) 234-2700
                   By Hand:                               By Overnight Courier:
   American Stock Transfer & Trust Company       American Stock Transfer & Trust Company
          40 Wall Street, 46th Floor                    40 Wall Street, 46th Floor
           New York, New York 10005                      New York, New York 10005

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN AS
             SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

     The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery guaranteeing delivery of (i) payment in full for all subscribed Shares and (ii) a properly completed and executed Subscription Certificate (which certificate and full payment must then be delivered by the close of business on the third business day after the Expiration Date, as defined in the Prospectus) to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration
Date (            , 1996, unless extended). Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

     The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York time) on the third Business Day after the
Expiration Date (            , 1996, unless extended) of (A) a properly
completed and executed Subscription Certificate and (B) payment of the full Subscription Price for Shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege, if applicable, as subscription for such Shares is indicated herein or in the Subscription Certificate.

----------------------------------------------   ----------------------------------------------
                                                 Number of Shares subscribed for pursuant to
Number of Shares subscribed for in the Primary     the Over-Subscription Privilege for which
  Subscription for which you are guaranteeing      you are guaranteeing delivery of Rights
  delivery of Rights and payment                   and payment
Number of Rights to be delivered:
                                                 ----------------------------------------------
Total Subscription Price payment to be
  delivered:                                     $
                                                   --------------------------------------------
Method of Delivery [circle one]                  A. Through DTC
                                                 B. Direct to Corporation

     Please note that if you are guaranteeing for Over-Subscription Shares, and are a DTC participant, you must also execute and forward to American Stock Transfer & Trust Company a Nominee Holder Over-Subscription Exercise Form.

----------------------------------------------   ----------------------------------------------
Name of Firm                                     Authorized Signature
----------------------------------------------   ----------------------------------------------
Address                                          Title
----------------------------------------------   ----------------------------------------------
Zip Code                                         (Type or Print)
----------------------------------------------   ----------------------------------------------
Name of Registered Holder (If Applicable)
----------------------------------------------   ----------------------------------------------
Telephone Number                                 Date

* IF THE RIGHTS ARE TO BE DELIVERED THROUGH DTC, A REPRESENTATIVE OF THE FUND WILL PHONE YOU WITH A PROTECT IDENTIFICATION NUMBER, WHICH NEEDS TO BE COMMUNICATED BY YOU TO DTC.

  PLEASE NOTE THAT IF YOU ARE GUARANTEEING FOR OVER-SUBSCRIPTION SHARES AND ARE A DTC PARTICIPANT, YOU MUST ALSO EXECUTE AND FORWARD TO THE SUBSCRIPTION AGENT A NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM.

                                                                     SAMPLE ONLY

                                   APPENDIX C

            [FORM OF NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM]

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                                RIGHTS OFFERING

                 NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM
                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

                 By Mail:                                  By Hand:                           By Overnight Courier:
            To: American Stock                        To: American Stock                        To: American Stock
         Transfer & Trust Company                  Transfer & Trust Company                  Transfer & Trust Company
              40 Wall Street                      40 Wall Street, 46th Floor                40 Wall Street, 46th Floor
         New York, New York 10005                  New York, New York 10005                  New York, New York 10005

    THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.
                             ---------------------
    THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S
PROSPECTUS DATED                , 1996 (THE "PROSPECTUS") AND ARE INCORPORATED
HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE FUND.
                             ---------------------
    VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00
P.M., NEW YORK TIME, ON            , 1996, UNLESS EXTENDED BY THE FUND AND THE
DEALER MANAGER (THE "EXPIRATION DATE").

1.  The undersigned hereby certifies to the Subscription Agent that it is a
    participant in         [Name of Depository] (the "Depository") and that it
    has either (i) exercised the Primary Subscription Right in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Fund or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription Right and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Fund.

2. The undersigned hereby exercises the Over-Subscription Privilege to purchase, to the extent available, shares of Common Stock and certifies to the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Primary Subscription Rights have been exercised.(*)

3.  The undersigned understands that payment of the Subscription Price of
    $        per Share for each share of Common Stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York time, on the Expiration Date and represents
    that such payment, in the aggregate amount of $        either (check
    appropriate box):

     / / has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above or / / is being delivered to the Subscription Agent herewith or / / has been delivered separately to the Subscription Agent;
     and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):
     / / uncertified check
     / / certified check
     / / bank draft
     / / money order

------------------------------------------------------------
Depository Primary Subscription Confirmation Number

------------------------------------------------------------
Depository Participant Number

Contact Name  ----------------------------------------------

Phone Number  ----------------------------------------------
------------------------------------------------------------
Name of Nominee Holder

------------------------------------------------------------
Address

------------------------------------------------------------
City                                State       Zip Code

By: --------------------------------------------------------

Name:  -----------------------------------------------------

Title: -----------------------------------------------------

Dated:                  , 1996

* PLEASE COMPLETE THE BENEFICIAL OWNER CERTIFICATION ON THE BACK HEREOF CONTAINING THE RECORD DATE POSITION OF PRIMARY RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED FOR AND THE NUMBER OF OVER-SUBSCRIPTION SHARES, IF APPLICABLE, REQUESTED BY EACH SUCH OWNER.

                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                         BENEFICIAL OWNER CERTIFICATION

     The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, $0.01 par value ("Common Stock"), of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") pursuant to the Rights offering (the "Offer") described and provided for in the Fund's Prospectus dated
            , 1996 (the "Prospectus") hereby certifies to the Fund and to American Stock Transfer & Trust Company as Subscription Agent for such Offer, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line in the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the OverSubscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

                                      NUMBER OF RIGHTS EXERCISED     NUMBER OF SHARES REQUESTED
                                            IN THE PRIMARY                PURSUANT TO THE
           RECORD DATE SHARES                SUBSCRIPTION           OVER-SUBSCRIPTION PRIVILEGE
      ----------------------------   ----------------------------   ----------------------------
1)    ----------------------------   ----------------------------   ----------------------------
2)    ----------------------------   ----------------------------   ----------------------------
3)    ----------------------------   ----------------------------   ----------------------------
4)    ----------------------------   ----------------------------   ----------------------------
5)    ----------------------------   ----------------------------   ----------------------------
6)    ----------------------------   ----------------------------   ----------------------------
7)    ----------------------------   ----------------------------   ----------------------------
8)    ----------------------------   ----------------------------   ----------------------------
9)    ----------------------------   ----------------------------   ----------------------------
10)   ----------------------------   ----------------------------   ----------------------------

---------------------------------------------     ---------------------------------------------
           Name of Nominee Holder                         Depository Participant Number
---------------------------------------------     ---------------------------------------------
                    Name:                         Depository Primary Subscription Confirmation
                                                                   Numbers(s)
                   Title:
            Dated:         , 1996

                                   APPENDIX D

                            ASIAN-PACIFIC COUNTRIES

     The information set forth in this Appendix has been extracted from various publications of governmental agencies and international and private organizations, based on the most recently published information available. The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify it. Furthermore, no representation is made that any correlation will exist between AsianPacific Countries, economies or stock markets in general and the performance of the Fund. This Appendix is divided into three sections: (i) Asian Economies and Stock Markets, (ii) Japan and (iii) Australia and New Zealand. The data contained in "Asian Economies and Stock Markets" relates specifically to the Asian-Pacific Countries in which the Investment Manager anticipates that the Fund will initially invest, excluding Japan, Australia and New Zealand.

                       ASIAN ECONOMIES AND STOCK MARKETS

OVERVIEW

     The continent of Asia covers approximately one-fifth of the earth's surface and is home to approximately 58% of the world's population. Asia includes, among others, the countries of Bangladesh, Bhutan, Brunei, Cambodia, China, Hong Kong, India, Indonesia, Japan, Laos, Malaysia, Myanmar (Burma), Nepal, North Korea, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Thailand and Vietnam.

     The data contained in this section, "Asian Economies and Stock Markets," relates specifically to the AsianPacific Countries in which the Investment Manager anticipates that the Fund will invest, including the following countries (for purposes of this section only, the term "Asian Countries" shall refer only to the following twelve countries): China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Thailand and, as investment opportunities become available, Vietnam. Data for Vietnam has only recently become available and accurate and reliable sources for such data are difficult or impossible to obtain. The data on Japan specifically mentioned within this section is intended to supplement the information contained in the following section entitled "Japan." The data on the United States is included herein for comparative purposes only.

     As of the 1992 year end, Asian Countries had a combined population of over
2.6 billion, representing over half of the world's population. Individual countries in the region range from the world's most populous nations, China and India, to the city-states of Hong Kong and Singapore, whose combined populations are under 10 million. In addition, the annual population growth rates for these countries for the period from 1985 to 1992, with the exception of Hong Kong, are higher than those of the United States and Japan. The Investment Manager believes that population growth in Asian Countries will continue at a relatively high pace, providing a potentially ready supply of young, skilled labor and a growing market for consumer goods.

     The economies of Asian Countries are in different stages of development and encompass a broad range of industries. Hong Kong and Singapore have well developed industrial, financial and service sectors, but limited natural resources. Korea has a large manufacturing sector, but relies heavily on imports of raw materials. The economies of Indonesia, Malaysia, the Philippines and Thailand are generally less developed than Hong Kong, Korea and Singapore, but these countries have higher levels of natural resources. Of the Asian Countries, the economies of China, India, Pakistan, Sri Lanka and Vietnam are generally the least developed, with large agricultural sectors, but there are geographic regions in several of these countries which have a much higher level of development.

     Generally, the economies of Asian Countries have grown at a relatively high rate over the years 1985 to 1992. The Investment Manager intends to continue allocating a significant portion of the Fund's assets to Asian emerging markets, which the Investment Manager believes will see continued growth assisted by an eventual recovery of Japan's economy. As the following table shows, all of the economies of Asian Countries during the period from 1985 to 1992 grew faster than that of the United States. Of these, Thailand was the fastest growing economy followed by Korea and China. There can be no assurance, however, that the economies of the Asian Countries will continue to grow at their relatively high rates.

              NOMINAL GDP FOR 1993, AVERAGE ANNUAL REAL GDP GROWTH
  FOR THE PERIOD 1985 THROUGH 1992 AND REAL GDP GROWTH FOR 1991, 1992 AND 1993

                                                              AVERAGE ANNUAL
                                          NOMINAL GDP            REAL GDP              REAL GDP GROWTH (%)
                                           FOR 1993        GROWTH FOR THE PERIOD   ---------------------------
               COUNTRY                 (US$ BILLIONS)(1)     1985-1992 (%)(1)      1991(1)   1992(1)   1993(1)
-------------------------------------  -----------------   ---------------------   -------   -------   -------
China................................          531(2)                8.7              7.8      13.0      13.0(2)
Hong Kong............................           39                   7.0              4.2       5.0       5.3
India................................          243                   5.0              2.3       3.3       4.2
Indonesia............................          143                   6.2              6.6       5.8       6.6
Korea................................          321                   9.2              8.5       4.8       5.0
Malaysia.............................           61                   7.3              8.7       8.0       8.0
Pakistan.............................           48                   5.5              7.7       3.0       3.0
Philippines..........................           53                   3.2             (1.0)      0.6       1.4
Singapore............................           50                   7.5              6.7       5.8       9.9
Sri Lanka............................           10                   3.7              4.6       4.3       5.9
Thailand.............................          121                   9.3              8.2       7.5       7.9
Vietnam..............................           20(3)                4.7              4.0       5.0      n/av
Japan................................        4,219                   4.0              4.0       1.1       0.0
United States........................        6,374                   2.2             (0.7)      2.6       2.9

---------------
Notes:
(1) Data may in some cases be an estimate. Data may be for calendar or for fiscal years.
(2)  Data is for gross national product.
(3)  Data is for 1992.
Sources: International Monetary Fund, World Economic Outlook, October 1993; Economic Intelligence Unit, Country Reports, 1st Quarter 1994; The WEFA Group:
Asia Economic Outlook, October 1993; Value Line Economic Series, March 18, 1994; International Reports -- a Division of IBC USA Inc., International Country Risk Guide, December 1993.

ASIAN ECONOMIES

     The Investment Manager believes that the economic conditions in Asian Countries are conducive to long-term economic growth and long-term capital appreciation from investment in securities of Asian issuers. These conditions, discussed below in greater detail, include: (1) favorable demographics and competitive wage rates; (2) the ability to attract foreign direct investment and the increasing industrialization of Asian Countries; (3) rising per capita incomes to support local markets for consumer goods and increasing consumer demand; (4) high rates of domestic savings and investment in infrastructure; and
(5) increasing export growth and intra-Asian trade.

  Favorable Demographics and Competitive Wages

     The Investment Manager believes that two key competitive advantages of Asian Countries are the relatively young age of their populations and their competitive wage rates. With a high proportion of the population under age 15, employers have a plentiful supply of new labor force participants which in turn reduces the likelihood of significant upward pressure on wage rates over the medium term, thus decreasing the likelihood of inflationary wage growth in the future. In this respect, India, Indonesia, Malaysia, Pakistan, the Philippines, Sri Lanka and Thailand are particularly well positioned. These countries in particular, however, need to maintain a sufficient level of overall economic activity in order to provide employment opportunities to new entrants or, as in the case of the Philippines, the export of labor may occur. Policymakers in many of these countries, therefore, have actively encouraged foreign direct investment, particularly in labor intensive industries, such as textiles, shoes, apparel, vehicles and components and electronics assembly.

     The generally low wage rates and the relatively young population in Asian Countries have attracted foreign direct investment which has underpinned economic growth in the Asian region. Japanese companies, in particular, have been major investors in production facilities throughout Asia, as the appreciation of the Yen since 1985 has made production in Japan less cost competitive and has forced Japanese manufacturers to seek low cost labor abroad.

     The Investment Manager believes that foreign direct investment in Asian Countries confers a number of benefits which enhance the long-term economic growth potential of Asian Countries, including, but not limited to, (1) the conversion of Asian economies from agrarian- to industrial-based production, (2) the transfer of technology, including upgraded worker skills and the introduction of modern production, management, accounting and finance methods and (3) the promotion of exports.

     The following table indicates the growth in foreign direct investment from the United States to Asian Countries from 1989 through 1995.

                   U.S. DIRECT INVESTMENT IN ASIAN COUNTRIES
                               (US$ IN MILLIONS)

                                   1989      1990      1991      1992      1993      1994      1995
                                  -------   -------   -------   -------   -------   -------   -------
Direct investment(1)............  $18,055   $20,606   $24,616   $29,172
Percentage increase from year to
  year..........................       --     14.1%     19.5%     18.5%

---------------
Note:

(1) Data for 1989 does not include India.
Source: U.S. Department of Commerce, Survey of Current Business, July 1993.

  Rising Per Capita Incomes

     The Investment Manager believes that, in the long term, foreign direct investment and industrialization raise both the level and the quality of employment, attracting subsistence agrarian workers to less seasonal, higher paying industrial jobs. Many of the new jobs include technical and managerial training which further increase the recipient country's skills base and per capita income. Rising per capita incomes coupled with an increase in population may positively affect demand for basic consumer durables, non-durables and various services, including leisure activities. The Investment Manager believes that an increase in consumer spending may also result in greater production of goods and services aimed at the needs of an emerging middle class.

     The following table shows the per capita GNP in 1992 and the real growth rate in GNP per capita for the period 1985 through 1992 for each of the Asian Countries, except for Vietnam for the period 1985 through 1992. GNP per capita grew more rapidly in all of these countries than in the United States. The Investment Manager believes there is also the potential for the poorer Asian Countries, such as China, India, Indonesia, Pakistan, the Philippines, Sri Lanka, Thailand and Vietnam, to reach the levels of GNP per capita achieved by the more industrialized countries.

   GNP PER CAPITA FOR 1992 AND GNP PER CAPITA REAL GROWTH RATE FOR THE PERIOD
                                   1985-1992

                                                                                    GNP PER CAPITA
                                                                  GNP PER CAPITA   REAL GROWTH RATE
                            COUNTRY                                 1992 (US$)       1985-1992(%)
----------------------------------------------------------------  --------------   ----------------
China...........................................................         380              6.0
Hong Kong(1)....................................................      15,380              5.6
India...........................................................         310              3.3
Indonesia.......................................................         670              4.7
Korea...........................................................       6,790              8.5
Malaysia........................................................       2,790              5.7
Pakistan........................................................         410              1.7
Philippines.....................................................         770              1.9
Singapore.......................................................      15,750              5.9
Sri Lanka.......................................................         540              2.2
Thailand........................................................       1,840              8.3
Vietnam(1)......................................................         295             n/av
Japan...........................................................      28,220              4.0
United States...................................................      23,120              1.1

---------------
Note:

(1) Data is for gross domestic product.

Sources: World Bank Atlas, 1994; International Reports -- a Division of IBC USA
         Inc., International Country Risk Guide, December, 1993.

  Infrastructure Spending

     In an attempt to sustain their competitiveness in attracting additional foreign investment and to meet the needs of an emerging middle class, Asian governments, generally, are increasing infrastructure investment in a broad range of projects ranging from highways, ports, airports and mass transit to water, power, telecommunications, sewage treatment and environmental and health care facilities. Governmental spending boosts local employment and also fosters development of a broad range of indigenous services and industries including, but not limited to, engineering and design firms, construction and material companies, utilities, telecommunications firms and health care providers. The lack of basic infrastructure in a particular Asian Country or the perception of a government's unwillingness to spend substantial resources on its country's infrastructure may have the effect of deterring foreign direct investment in such a country. The deterrence of foreign direct investment in an Asian Country could substantially affect such country's ability to grow economically by impacting unfavorably on employment and job creation. The Investment Manager can offer no assurances that foreign direct investment will or will not be deterred or, if deterred, have such effects. At the date hereof, the infrastructures in most of the Asian Countries are substandard and need substantial improvement.

  Trade and Exports

     Most of the Asian Countries have historically pursued the Japanese development model of export-led growth. This pursuit, together with the inflow of foreign manufacturing facilities, has generally led to strong export sector performances. The following table indicates the annual average growth rate of exports of Asian Countries for the period from 1986 to 1992.

                ANNUAL AVERAGE GROWTH RATE OF EXPORTS: 1986-1992

                                                                        ANNUAL AVERAGE
                                                                      GROWTH OF EXPORTS:
                                  COUNTRY                                1986-1992(%)
        ------------------------------------------------------------  ------------------
        China.......................................................          25
        Hong Kong...................................................          15
        India.......................................................          13
        Indonesia...................................................          14
        Korea.......................................................          16
        Malaysia....................................................          19
        Pakistan....................................................          14
        Philippines.................................................          12
        Singapore...................................................          21
        Sri Lanka...................................................          13
        Thailand....................................................          24
        Vietnam.....................................................          41
        Japan.......................................................           9
        United States...............................................          13

---------------
Source: International Monetary Fund -- Direction of Trade Statistics Yearbook, 1993.

     In general, Asian Countries have diversified their non-Asian export markets considerably since the mid-1980s and the proportion of each Asian Country's trade that is conducted within the region has increased significantly. For example, approximately 44% of Malaysia's exports in 1992 went to other countries within Asia compared with approximately 39% in 1986. In addition, approximately 50% of Hong Kong's exports went to Asian markets in 1992 compared with approximately 30% in 1986. The Investment Manager believes that growth in intra-Asian trade will help the development of Asian Countries, and that a partial separation of the economies of Asian Countries from those of their traditional Organization of Economic Co-Operation and Development ("OECD") trading partners can be expected to lead to more stable growth that is less susceptible to external shocks.

CERTAIN DEVELOPMENTS IN CHINA, HONG KONG, INDIA, KOREA AND VIETNAM

     China. In 1978, China's senior leader, Deng Xiaoping, initiated what is now the "open door policy," which included the establishment of special economic zones, decentralization of economic decision making and acceptance of foreign direct investment. As a result, there has been a move toward a more market-oriented Chinese economy. The current economic growth campaign was initiated in early 1992. Chinese government officials have continued to promote economic reforms and encourage provincial governments and companies to restructure their businesses. The reforms have included the development of share markets in Shanghai and Shenzhen, with "B" shares available to foreign investors, as well as a program to list Chinese enterprises on overseas exchanges and the Hong Kong Stock Exchange. In October 1992 at the 14th Party Congress, Deng Xiaoping's new reforms were adopted as official policy. As a result of the process of reform, the share of the state sector in production steadily declined from a peak of 90% in the 1960s to less than 50% by the end of 1992. However, these growth-oriented policies also resulted in inflation rates rising to approximately 17% (annualized) by the first quarter of 1993 with an estimated 1993 year end inflation rate of 20% and a decline in China's exchange reserves from $45 billion at the beginning of 1992 to $21 billion at year-end and to $20 billion through mid-1993. In June 1993, a partial relaxation of currency controls was effected, which resulted in an immediate devaluation of the Yuan Renminbi (Rmb) on the Shanghai swap market from approximately Rmb 5 per dollar to Rmb 10 per dollar. The rate in the fall of 1993 was stabilized by the Bank of China at Rmb
8.8 to the dollar. In August 1993, in the light of further signs of overheating of the economy, an austerity program was announced by Vice Premier Zhu Rongji, head of the People's Bank of China, which included the calling in of bank loans and increases in interest rates by 2.5% between June and September 1993. However, in November 1993, the Communist Party Central Committee, in an apparent compromise between "reformists" and "conservatives," announced its intention to allow market forces to play a greater role in the distribution of resources and to relax the prior austerity program. The Investment Manager believes that it is unlikely that the reform process in China will be affected in the long term, although, in the short term, there could be a breakdown of consensus within the Chinese ruling party concerning the pace of reform. Additionally, there can be no assurances that the Chinese government will not implement a harsher form of its austerity program or other reforms that detrimentally affect China's economy and stock market. Furthermore, although the United States government has renewed China's most favored nation status, the Fund cannot predict whether the United States government will renew such status in the future, and, if not renewed, the effect on the economy of China.

     China has also implemented reforms to increase confidence in its securities market, and encourage foreign investments. For example, China is attempting to regulate the accounting profession and has recently passed a law designed to ensure that reports to shareholders are appropriate and that listed companies are properly audited. In addition, China has passed a law (which is planned to take effect in July 1994) that is designed to regulate the primary markets in China through the implementation of conditions for financial reporting, listed companies and the issuance of shares. The Fund cannot predict the effect that the new laws will have on the securities market in China.

     Hong Kong. Because Hong Kong is one of the leading investors in China, the economy of Hong Kong is the most likely of the Asian Countries to be affected by reform in China. Between 1979 and 1992, Hong Kong accounted for almost 60% of direct foreign investment into China. The rapid development of China's southern provinces has created a diversification of investment from Hong Kong. Producers which originally sought to utilize low cost labor for export production are now investing in facilities that provide an array of goods and services aimed at meeting emerging consumer demand within China, such as demand for financial services, telecommunications, electricity production, leisure facilities and consumer goods distribution services. In 1992, led by the growth in the neighboring Chinese provinces, Hong Kong's real growth in terms of gross domestic product increased by 5.0%, the highest rate since 1988. Real economic growth is estimated to have increased slightly to 5.3% in 1993. Inflation, which peaked at 12% in 1991, declined to 9.4% in 1992 and 8.5% in 1993. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after China assumes sovereignty over Hong Kong in 1997, the continuation of the current form of economic system in Hong Kong will depend on the actions of the government of China.

     India. India is one of the world's top 15 industrial nations and possesses considerable natural resources. In 1993, India's economy was the world's seventh largest economy in terms of GNP, according to statistics published by the World Bank. Its population of over 880 million people represents about 16% of the world's population. From 1981 to 1991, the population of India grew by approximately 163 million people, an average annual growth rate of approximately 2.2%. Based on current growth rates, the population of India is expected to exceed 1 billion by the year 2000. Approximately 25% of India's population live in urban areas, while the remaining 75% live in rural areas.

     Since July 1991, the government, led by the Congress Party's Narasimha Rao has made strides toward liberating India's economy through the removal of many intrusive government controls. In July 1991, the Rao Government introduced a number of economic reforms (the "1991 Reforms") designed to increase economic growth by transforming India from a centrally planned to a more market-oriented economy. The 1991 Reforms contained substantial changes in trade policy, including the abolition of export subsidies and the liberalization of import controls and licenses. The 1991 Reforms also abolished most industrial licensing requirements. Additional reforms were implemented as part of the 1992 and 1993 federal budgets. The 1992 budget included certain tax reforms, as well as reductions in customs duties on a number of products. The 1993 budget abolished the dual exchange rate system, thus permitting the value of the Rupee to be determined on a fully floating basis, and reduced minimum lending rates on commercial loans. The 1993 budget also provided for additional reductions in customs and excise duties. Rao's reformist administration is expected to continue to introduce new liberalizations.

     Korea. The Investment Manager believes that the economic recovery in Korea began in the second half of 1993 and is accelerating. GDP in the first quarter of 1994 was estimated at more than nine percent above

GDP in the first quarter of 1993. Strong growth in manufacturing, especially small and medium-sized industries, contributed to a 10% rise in industrial output, and exports have increased by 8.9% due to the strong performances of its major industrial sectors -- automobiles, shipbuilding and electronics. Due to increasing confidence in the economy, as well as much easier access to cheaper funds for companies, financial investment has risen 41% in the first quarter of 1994, compared to negative growth in 1992. An increase in direct foreign investment, particularly in the service sector, reflects positive overseas sentiments. An increase in private consumption of imports has increased the trade deficit to U.S.$2.5 billion; however, this increase is not expected to significantly affect growth.

     At present, Korea intends to deregulate its financial markets and integrate into the world economy by 1997 under President Kim Young Sam's liberalization policies and is expected to accelerate further economic reforms to ensure future growth and deregulation under the terms of the General Agreement on Tariffs and Trade or "GATT" (signed on December 15, 1993), and the OECD, in which it seeks full membership by 1996. Such reforms, to be gradually implemented over the next five to ten years, include the strengthening of its competitive forces by loosening import restrictions and removing tariffs on 253 industrial products, the opening of its local markets to international bidding, the release of controls on interest rates, and the promotion of greater direct foreign investment by raising the foreign ownership ceiling in listed Korean companies, which is presently 10%, and allowing foreigners to purchase new issues of unsecured convertible bonds from small firms, subject to an overall 15% ceiling on equity securities if such bonds are converted.

     Politically, Korea is currently in an uncertain and precarious position. The stand-off by Korea's northern neighbor, North Korea, with nuclear inspection authorities has resulted in explicit threats against Korea if an international embargo occurs. An embargo, according to former North Korean President Kim Il Sung, would be considered an act of war and would result in military responses against Korea. With the recent and sudden death of Mr. Kim, an additional element of uncertainty was created as his death occurred during sensitive negotiations with the United States concerning North Korea's refusal to allow inspection of its nuclear facilities. Additionally, little is known about Mr. Kim's apparent successor, Kim Jong Il, and the future of negotiations between the United States and North Korea. The Fund cannot predict the effect, if any, of recent events in North Korea on the securities markets in Korea, Asia or elsewhere.

     Vietnam. Because Vietnam's population is approaching 70 million and its government is apparently committed to market reforms, sharp growth in foreign direct investment and the lifting of the United States trade embargo, the Investment Manager believes that Vietnam's economy has significant growth potential. Manufacturers from neighboring Southeast Asian countries, including Thailand, Malaysia and Singapore, are looking to relocate selected production facilities in order to capture Vietnam's low cost labor advantage, where even higher price urban workers command only $150 per month in wages. The Investment Manager believes that if reforms continue, Vietnam will have a stock market within the next few years. Plans are currently underway for a small experimental stock market in Vietnam in the next few years.

ASIAN SECURITIES MARKETS

     The stock markets in Asian Countries have varied in their historical development. The stock exchange in Bombay, India, for example, has been operating since as early as 1875, while the Shenzhen Exchange in China has operated only since 1991. Since the mid-1980s, stock market development throughout Asian Countries, both with respect to average daily trading volume and the number of securities traded, has gained momentum. In terms of market capitalization, Hong Kong is the largest stock market in Asia after Japan, with a market capitalization of U.S.$385 billion as of December 1993, followed by Singapore at U.S.$306.7 billion and Malaysia at U.S.$230 billion. Over the period from 1983 to 1993, Indonesia has experienced a 816% expansion in the number of listed companies, coupled with an increase in market capitalization from U.S.$101 million to U.S.$33 billion. The number of listed companies in India (Bombay) and Thailand increased 183% and 294%, respectively, over the same period, while annual stock exchange turnover in these markets also rose dramatically. The table below indicates annual trading value, number of listed companies and market capitalization for Asian Countries. However, because the annual trading value and market capitalization are stated in U.S. dollars, the difference in values for 1983 and 1993 may, to a large extent, reflect changes in the various exchange rates.

                       DEVELOPMENT OF ASIAN STOCK MARKETS
                                   1983-1993

                                                                                                  MARKET
                                                     ANNUAL TRADING          NUMBER OF        CAPITALIZATION
                                                          VALUE               LISTED           DECEMBER 31,
                                                     U.S.$ MILLIONS          COMPANIES        U.S.$ BILLIONS
                                                   -------------------     -------------     -----------------
         EXCHANGE                LOCAL INDEX        1983       1993        1983    1993       1983      1993
--------------------------  ---------------------  -------   ---------     -----   -----     -------   -------
China.....................  n/av                        --      38,524        --     183          --      39.9
Hong Kong.................  Hang Seng                5,116     131,550      n/av     450        17.1     385.3
India(1)..................  BSE Sensitive Index      2,377      17,013     1,151   3,263         7.2      98.0
Indonesia.................  JSE Composite               11       9,141        19     174         0.1      33.0
Korea.....................  KOSPI                    2,260     211,699       328     693         4.4     139.4
Malaysia..................  KLSE Composite           3,398     154,130       204     413        22.8     230.1
Pakistan..................  KSE Index                 n/av       1,799       327     653         1.1      11.6
Philippines...............  Manila Com/Ind Index       483       6,682       208     180         1.4      40.0
Singapore.................  DBS 50                   5,588      78,498(2)    118     361(2)     15.5     306.7(2)
Sri Lanka.................  CSE All Shares              --         381        --     200          --       2.5
Thailand..................  SET                        381      80,207        88     347         1.5     130.5
Japan(3)..................  TOPIX                  232,433     782,784     1,441   1,667       546.3   2,903.8
United States.............  S&P 500                958,304   3,507,223     6,273   7,842     1,017.8   5,223.8

---------------
Notes:

(1) Bombay Stock Exchange only.

(2) Includes Singapore's Clob International.

(3) Tokyo Stock Exchange, First and Second Sections only.

Sources: International Finance Corp. Emerging Markets Data Base; International Finance Corp. Quarterly Review of Emerging Markets, Fourth Quarter 1993; Emerging Stock Markets Factbook 1993: International Finance Corp.; The Tokyo Stock Exchange 1994 Fact Book; SES Journal, January 1994; Morgan Stanley Capital International Perspective, May 1994; NASDAQ Factbook and Company Directory, 1993 and 1994; U.S. Securities and Exchange Commission, Annual Report 1984.

     For a wide variety of historical and/or ideological reasons, foreign ownership restrictions have at some time been imposed over most stock exchanges in the region. The government of India has only recently authorized direct access to Indian securities markets for approved foreign institutional investors. The Investment Manager is an authorized foreign institutional investor in India and may invest on behalf of the Fund upon approval by the Indian government. Until 1987, investment in Indonesia was effectively closed to foreigners; Korea opened up 10% of equity ownership to foreigners in 1992. Foreign ownership of many companies in China, India, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand is restricted and can result in foreign-owned stock trading at a substantial premium or discount to locally-owned shares. Average daily volume can be much lower in these markets than a typical day's trading volume in the United States, particularly in the small and medium capitalization sectors of the less well developed stock markets. In some of these markets (i.e., Hong Kong and Thailand), retail trading is comparatively more active, and institutional investment accounts for a lower proportion of total trading. A large volume of retail trading can result in more volatile stock markets, although some markets have daily price fluctuation limits.

     Foreign investment restrictions may or may not change in the future. For example, the Securities Exchange Commission of Thailand is currently studying various proposals to permit foreigners to hold local stock without voting rights. If adopted, such proposals could have the effect of reducing or eliminating the premium at which many foreign-owned Thai stocks presently trade, which could adversely affect the Fund if it had previously purchased such stocks at a premium. It is uncertain when or if such a change will be implemented.

     With the exception of Korea in the period 1989 through 1992 and China in 1993, stock markets of Asian Countries have had positive returns, although such returns cannot be assured in the future. These markets, in general, do not move together. In addition, it should be noted that the information in the table below reflects performance in terms of local currency and does not measure relative market performance or performance in

U.S. dollar terms. The stock markets in most Asian Countries are at high levels that may not persist. Past performance in any country is not intended to predict the future performance of any stock market or anticipated return to the Fund's stockholders. These markets are susceptible to sudden and substantial price volatility, and since January 1, 1994, many of these markets have experienced substantial declines and volatility.

                         ASIAN STOCK MARKET RETURNS(1)

                                                     AVERAGE ANNUAL                       STOCK MARKET
                                                      STOCK MARKET      STOCK MARKET       RETURNS(%)
                                                       RETURNS(%)       RETURNS (%)       JANUARY 1 TO
                      COUNTRY                          1989-1992            1993         JULY 14, 1994
---------------------------------------------------  --------------     ------------     --------------
China..............................................        n/av             (22.6)           (47.68)
Hong Kong..........................................        17.9             109.5            (24.85)
India..............................................        n/av              35.4             17.68
Indonesia..........................................         4.0             106.5              0.61
Korea..............................................        (9.0)             32.5             16.35
Malaysia...........................................        12.2             113.5            (18.59)
Pakistan...........................................        n/av              88.5             22.37
Philippines........................................        19.1             165.2             12.39
Singapore..........................................         7.1              62.3             (5.05)
Sri Lanka..........................................        n/av              79.0             13.81
Thailand...........................................        22.5              99.1            (15.84)
Japan..............................................       (14.2)             11.4             29.47
United States......................................        12.2               7.0             (2.81)

---------------
Note:

(1) Returns are calculated based on local currencies, are capitalization-weighted and assume gross dividend reinvestment.

Sources: MSCI Price Indices; Bloomberg World Indices.

                                     JAPAN

OVERVIEW

     Japan, located in the eastern region of Asia, consists of four major islands, Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. The population of Japan currently is estimated at over 124.5 million.

     The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors (the upper house). Various parties within Japan's coalition government are calling for political reform that could split the government and lead to new political alignments. The Fund and the Investment Manager are unable to predict the effect, if any, of the present political instability within Japan, the recent resignations of Prime Ministers Hosokawa, Hata and Murayama and the future election or actions of Mr. Hashimoto, Japan's new Prime Minister, on the securities market of Japan.

ECONOMY

     The Japanese economy maintained an average growth of 3.9% in real GDP terms during the years 1980 through 1992, compared to 2.1% for the United States during the same period. Although investment has declined from the very high levels of the late 1980s and the recent appreciation of the yen has curtailed business profits and weakened exports, increases in housing and public investment and a decline in imports in the early part of 1993 have provided some buffers to the economy's recent downturn.

     In 1992, Japan's real GDP growth rate fell to 1.1% while 1993 recorded little to no growth in GDP. Inflation has been kept in check, estimated at 1.2% for 1993. Consumer expenditures dropped 0.9% due to prevalent fears that have affected consumer and business sentiment, such as the fear of massive corporate restructuring. The number of excess workers is currently estimated to be between
0.8 and 1.2 million. Although most corporations are not expected to reduce their workforce by means of mass lay-offs, there can be no assurance that mass lay-offs will not occur. Recently, companies have taken steps to relieve corporate distress. For instance, companies have reduced overtime and bonus payments and accelerated early retirement programs. However, overall employment increased with over 800,000 new jobs created from January 1993 to August 1993. Employment has shifted from the manufacturing to the service industry, a trend that is expected to continue in 1994. Natural disasters, such as July 1993's devastating earthquake off the island of Hokkaido, the torrential rains and flooding in Kyushu, and the passing of Japan's coldest and wettest summer in 40 years, played a role in propelling the economic recession by halting what was expected to be the start of a recovery during the summer of 1993.

     Japan's early reliance on heavy industries subsequently shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizeable trade surpluses. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, and the recent large and visible Japanese real estate investments in the United States, Japan is in a difficult phase in its relations with its trading partners. The international balance of payments for Japan has renewed concern with respect to the trade imbalances among nations. Although it is probable that the recent improvement of the U.S. economy, marked by a 3.0% real GNP growth rate for 1993, a significant decrease in the U.S. trade deficit with Japan and an increased competitiveness and success in manufacturing, such as the automobile industry, has had an effect on Japan's growth, Japan's trade surplus for fiscal year 1993 remained the largest in its history, amounting to $141 billion. Exports totalled $350 billion, up 5.8% from the previous year, and imports were $209 billion, up 5.3%. The current account surplus in fiscal year 1993 was a record $130 billion. Consequently, Japan has become the largest creditor nation and a significant donor of foreign aid.

     Although economic indicators remain mixed, the Investment Manager believes that the recession in Japan has reached a low and that a gradual economic recovery will soon begin. The Investment Manager believes that low inflation and interest rates may help to create the conditions for a consumer led recovery, and then sustain such a recovery. The Japanese economy has typically exhibited low inflation and low interest rates. There can be no assurance, however, that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy.

     Although the value of the yen remains high, the Investment Manager believes that a U.S. economic recovery will cause the yen to gradually depreciate against the U.S. dollar in the short-term, which could help Japanese exports by allowing exporters to take advantage of economic recoveries overseas.

     Political uncertainties also have a strong effect on consumer and business sentiment. The stability of any new ruling coalition and the direction and success of past reforms of former ruling coalitions are not assured. Former Prime Minister Hosokawa came to power with a limited mandate for political reform. However, with pressures exerted from the slumping economy and the growing trade surplus, his coalition had to forge new fiscal policies. On 13 and September 16, 1993, the government announced emergency economic packages which included stimulus plans for a total 19.2 trillion yen for the 1994 fiscal year and numerous legislative provisions. A portion of the 19.2 trillion yen was allocated as follows: one trillion yen was used for improving social infrastructure; an additional 800 billion yen was used for public works projects; 2.9 trillion yen in low-interest loans was used for housing; and one trillion yen was used for low interest small business loans. Key items from the legislation of the more recent package include an elimination or relaxing of 94 government regulations, a reduction of import costs (urging companies to pass along the benefits of the rise in the yen's value to the consumer), an extension of subsidies to companies for sustaining excess workers in order to curb unemployment, and an offer of tax breaks to middle-income taxpayers for education expenses and to companies for operational streamlining in order to influence lower retail costs. In early 1994, the government answered the urgings of the business and financial communities by providing an immediate income-tax cut.

     It must be noted that the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and its balance of payments position. Moreover, although recovery within this fiscal year is expected, it is not unequivocal. Further cuts in investment, increases in unemployment, continued poor consumer and business sentiments and the collapse of the reform-oriented coalition, or the failure of its policies, may all deepen the recession.

EXCHANGE RATE

     The following table sets forth certain information as to yen per U.S. dollar exchange rates for the years 1983 through 1995.

                EXCHANGE RATE: YEN PER U.S. DOLLAR, 1983 TO 1995

                                                                         YEN PER U.S. $1.00
                                                                   ------------------------------
                                                                    HIGH       LOW       AVERAGE
                                                                   ------     ------     --------
1983.............................................................  227.50     247.35       234.34
1984.............................................................  222.10     250.58       247.96
1985.............................................................  200.40     263.05       232.75
1986.............................................................  152.03     202.95       162.13
1987.............................................................  122.00     159.18       128.25
1988.............................................................  121.15     136.75       128.25
1989.............................................................  124.05     150.30       143.62
1990.............................................................  125.40     159.95       133.72
1991.............................................................  125.25     141.75       128.07
1992.............................................................  119.25     134.77       123.98
1993.............................................................  101.25     126.87       109.72
1994.............................................................
1995.............................................................

---------------
Source: The Bank of Japan.

JAPANESE STOCK EXCHANGES

     Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), Osaka Securities Exchange and Nagoya Stock Exchange are the largest stock exchanges in Japan, together accounting for approximately 99% of the stock trading volume and 98.9% of the overall value of all Japanese stock exchanges as of December 31, 1993. The chart below presents stock trading volume and value of each Japanese stock exchange for the period from 1988 to 1995.

         STOCK TRADING VOLUME AND VALUE ON JAPANESE STOCK EXCHANGES(1)
                           (MILS. OF SHARES, Y BILS.)

                             ALL EXCHANGES         TOKYO            OSAKA          NAGOYA          KYOTO        HIROSHIMA    FUKUOKA
                           ----------------- ----------------- --------------- --------------- -------------  -------------  ------
                            VOLUME   VALUE    VOLUME   VALUE   VOLUME   VALUE  VOLUME   VALUE  VOLUME  VALUE  VOLUME  VALUE  VOLUME
                           -------- -------- -------- -------- ------  ------- ------  ------- ------  -----  ------  -----  ------
1988......................  328,311  332,757  282,637  285,521 31,691   34,504 12,485   11,349   373    375     192    180     247
1989......................  256,296  386,395  222,599  332,617 25,096   41,679 7,263    10,395   331    443     190    235     268
1990......................  145,837  231,837  123,099  186,667 17,187   35,813 4,323     7,301   416    770     169    261     203
1991......................  107,844  134,160   93,606  110,897 10,998   18,723 2,479     3,586   220    300     125    149     122
1992......................   82,573   80,456   66,408   60,110 12,069   15,575 3,300     3,876   225    322     110    136     139
1993......................  101,172  106,123   86,934   86,889 10,439   14,635 2,779     3,459   222    340     185    178     229
1994......................
1995......................

                                       NIIGATA        SAPPORO
                                    -------------  -------------
                             VALUE  VOLUME  VALUE  VOLUME  VALUE
                             -----  ------  -----  ------  -----
1988.......................   233     528    445     158    149
1989.......................   330     398    475     151    221
1990.......................   405     245    334     195    286
1991.......................   174     181    208     113    123
1992.......................   129     163    178     149    129
1993.......................   225     206    226     173    170
1994.......................
1995.......................

---------------
Note:
(1) Trading volume and value of foreign stocks are not included.
Sources: The Tokyo Stock Exchange 1994 Fact Book and 1993 Fact Book.

     As of the end of the first quarter of 1994, the Japanese market is over 40% below its all-time high, in terms of the market capitalization of the First Section of the TSE. The Investment Manager believes that Japan's recession, its political problems and the depressed corporate earnings of Japanese companies are fully reflected in current Japanese stock prices and that Japan is poised for economic recovery, making Japanese equities an attractive investment opportunity.

     Although the short-term direction of the Japanese stock market may not be accurately predicted, especially with the current political instability, the Investment Manager believes that the Japanese stock market is an attractive investment over the medium- to long-term. Also, the Investment Manager believes that current earnings levels of Japanese companies are very depressed and may present a strong potential for earnings per share growth in the near future.

     Additionally, absolute Japanese price/earnings ratios (P/E ratios) are high in comparison with other major stock markets. However, the ratings of individual companies vary widely, enabling the Investment Manager, through careful stock selection, to take advantage of anomalies. Also, other valuation measures, such as price to book value and price to cash flow ratios, show that the Japanese market is near its lowest level in the last 20 years relative to other world markets.

THE TOKYO STOCK EXCHANGE

  Overview of the Tokyo Stock Exchange

     The TSE is highly systemized. Its chief characteristics are as follows: prices are consecutively determined every day on which sessions are held; trading is limited to members, who are required to possess certain qualifications; trading is limited to listed stocks which have met certain basic standards; in connection with the trading of listed stocks, a centralized market has been adopted so that buy and sell orders converge on the market and trading contracts are concluded based upon competitive bidding; in order to simplify the settling of accounts, a system of clearing accounts has been adopted; and to assure fairness in trading, the TSE reserves the right to supervise trading by enacting appropriate regulations governing stock trading and to provide punishment for any violations thereof.

     The TSE is the largest and most prestigious of the Japanese stock exchanges. In 1993, the TSE accounted for 81.9% of the trading value and 85.9% of the trading volume on all Japanese stock exchanges.

Consequently, The TSE is widely regarded as the principal securities exchange for all of Japan. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, was established in December 1973 and, at the end of 1993, had 110 nonJapanese companies. The market for stock of Japanese issuers on the TSE is divided into two sections, the First Section and the Second Section. The TSE's First Section is generally for larger, established companies (in existence for five years or more) that meet the stringent listing criteria for that Section. The listing criteria for the First Section relate to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

     The First and Second Section markets are not independent of each other, and an authorized change in listing from the Second to the First Section, or vice versa, is reviewed each year. Newly listed domestic shares are ordinarily assigned to the Second Section, except under certain conditions. For example, in 1993, of the 22 newly listed companies on the TSE, 19 were assigned to the Second Section. For each company whose shares are listed in the Second Section, the TSE determines at the end of a listed company's business year whether the company meets the assignment criteria of the First Section. Second Section stocks meeting the assignment criteria are assigned to the First Section. On the other hand, if a First Section listed company would not meet the criteria for the First Section, it would be reassigned to the Second Section or delisted entirely if it falls under any of the delisting criteria. In 1993, there were seven companies whose listings were changed from the Second to the First Section, no companies reassigned from the First Section to the Second Section and six companies whose shares were delisted (five as a result of mergers and one from reorganization).

     As of December 31, 1993, there were 1,234 Japanese companies assigned to the TSE First Section and 433 Japanese companies assigned to the Second Section. At the end of 1993, the market value of all the TSE's domestic stocks was approximately Yen324.4 trillion (approximately 96.7% of the market value of all Japanese stock exchanges), and the average daily trading volume was approximately 353 million shares. The market value of all the TSE's domestic stocks for 1989, 1990, 1991 and 1992 was approximately Yen611.2 trillion, Yen379.2 trillion, Yen377.9 trillion and Yen289.5 trillion, respectively.

JAPANESE FOREIGN EXCHANGE CONTROLS

     Under the Foreign Exchange and Foreign Trade Control Law of Japan (Law No. 228, December 1, 1949), as amended, and cabinet orders and ministerial ordinances thereunder currently in effect (the "Foreign Exchange Controls"), the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) requires, in general, prior notification of the proposed transaction to the Minister of Finance of Japan (the "Minister of Finance"). If the acquisition is made from or through a securities company designated by the Minister of Finance (as will generally be the case with the Fund) or if the yen equivalent of the aggregate purchase price of shares is not more than Yen100 million, such prior notification is not required, except as provided below. The Foreign Exchange Controls give the Minister of Finance the power, in certain limited and exceptional circumstances, to require prior approval for any such acquisition.

     If a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of such acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, such foreign investor must file a report within 15 days from and including the day of such acquisition with the Minister of Finance and any other Minister with proper jurisdiction. In instances where such acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, such foreign investor must file a prior notification in respect of the proposed acquisition with the Minister of Finance and any other Minister with proper jurisdiction. Such Ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that such acquisition falls under certain limited conditions specified in the Foreign Exchange Controls. If the foreign investor does not accept the recommendation, such Ministers may issue an order modifying or prohibiting the acquisition. The Fund will be considered a foreign investor for this purpose.

     In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company that are listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad. The Fund will be considered a non-resident of Japan for this purpose.

     There can be no assurance that under the Foreign Exchange Controls the Minister of Finance will not require prior approval for an acquisition by the Fund of shares listed on the Tokyo Stock Exchange, or that the Minister of Finance or any other Minister will not recommend modification or prohibition of the direct or indirect acquisition by the Fund of greater than 10% of the shares of a Japanese corporation.

REGULATION OF THE JAPANESE EQUITIES MARKETS

     The principal securities law in Japan is the Securities and Exchange Law. This law provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. Corporate issuers that have made registered public offerings of securities under the Securities and Exchange Law, as well as corporate issuers whose securities are listed on Japanese stock exchanges or registered with the Japan Securities Dealers' Association (the "JSDA"), become subject to the disclosure requirement that they file annual securities reports, semi-annual reports and current reports with the Minister of Finance pursuant to the Securities and Exchange Law, which reports are made available for public inspection.

     The eight stock exchanges in Japan are licensed by the Minister of Finance pursuant to the Securities and Exchange Law. Each stock exchange is required to have a constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange. In addition, each stock exchange has detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities. Companies seeking to list their securities on an exchange are subject to a suitability review by the exchange.

     The insider trading provisions, including criminal sanctions, of the Securities and Exchange Law are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the JSDA. In addition, listed or JSDA registered corporations are subject to provisions that prohibit directors, statutory auditors and principal shareholders of listed or JSDA registered companies from effecting short-swing transactions. The reporting obligations of directors, statutory auditors and principal shareholders with respect to the purchase or sale of securities issued by the subject corporation are also provided.

     The so-called "five percent rule" of the Securities and Exchange Law is applicable to listed or JSDA registered companies. When any person has become, solely or jointly, the holder of more than five percent of the aggregate issued capital stock of a company whose securities are listed on any Japanese stock exchange or registered with the JSDA, a report concerning such holding must be filed with the Minister of Finance within five business days. A similar report must also be made in respect of any subsequent change of one percent or more in any such holding. For this purpose, securities issuable to such a person upon conversion of convertible securities or exercise of warrants are taken into account in determining both the number of securities held by such person and the issuer's total issued share capital. Copies of each such report must also be furnished to the issuer of such securities and each Japanese stock exchange on which the securities are listed and the JSDA with which securities are registered.

     The takeover bid rules (the "TOB rules") under the Securities and Exchange Law are applicable to equity or equity-related securities issued by a company that is subject to periodic disclosure requirements. All purchases of such securities made outside any Japanese stock exchange must comply with the procedures provided in the TOB rules unless expressly exempted therefrom. Exempt transactions include those in which the bidder acquires not more than five percent of the aggregate outstanding securities of the target company.

     The loss compensation (sonshitsu-hoten) incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, had several consequences for the securities industry in Japan. First, several of the leading securities companies were found by the Minister of Finance to have violated a ministerial directive it had previously issued. Following completion of the Minister of Finance's investigation into this matter, such firms accepted administrative guidance from the Minister of Finance advising that the companies should suspend certain aspects of their businesses for several days. Several of these companies were also subject to fines by the TSE. In addition, as described below, the incidents gave impetus to amendments to the Securities and Exchange Law, which took effect January 1, 1992, as well as to two reform bills passed by the Diet in 1992 to provide for more comprehensive reforms of the Japanese financial system.

     Under the amended law, certain practices formerly permitted, or prohibited only by administrative guidance of the Minister of Finance, are now prohibited by law. Securities companies are prohibited from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto; provided, however, that in the case of compensation for damages caused by certain types of misconduct or failure to act on the part of the securities companies, such compensation is exempted from the prohibition only after notification thereof to the Minister of Finance. Investors are prohibited from demanding that a securities company agree to effect, and if demanded from receiving, directly or indirectly, such loss compensation or gain provision. It is difficult to define illegal loss compensation (sonshitsu-hoten); accordingly, the JSDA and the TSE have promulgated certain rules, effective January 1, 1992, that are designed to ensure that securities are traded at their fair market value by regulating or prohibiting certain practices which might otherwise be manipulated to use artificial pricing to effect loss compensation. Such rules also explicitly prohibit any transaction undertaken with the intent to provide loss compensation or illegal gains regardless of whether the transaction otherwise technically complies with the rules.

     One reform bill, which took effect July 20, 1992, provides, generally, for the establishment of a new Japanese securities regulator (the "Securities Transactions Surveillance Commission") to oversee the securities industry, subject to the authority of the Minister of Finance, and the strengthening of the regulatory authority and surveillance powers of securities industry self-regulatory organizations, including the JSDA and the TSE. Another bill, which was made effective as of April 1, 1993, provides for a variety of reforms designed to rationalize and revitalize the Japanese financial and capital markets. The bill's principal provisions permit banks and securities companies to compete in each other's business field, subject to various regulations and restrictions. The bill also contains provisions which (i) broaden the definition of "securities" under the Securities and Exchange Law, (ii) clarify and rationalize the concept of public offering versus private placement and related regulations and (iii) revise the information disclosure system to ensure that in each case investors continue to receive adequate information.

                           AUSTRALIA AND NEW ZEALAND

OVERVIEW

     Australia and New Zealand are located in the South Pacific Ocean; New Zealand is approximately 1,200 miles to the east of Australia. Both countries have similar histories in that they were both British colonies which are now independent sovereign states, keep the British monarch as titular Head of State and have legal systems originating from the British Common Law. Australia is a federal democracy with a bicameral legislature, a 148-member House of Representatives and a 76-member Senate. New Zealand is a parliamentary democracy with a unicameral legislature, a 99-member House of Representatives. In Australia and New Zealand, the governor-general, Queen Elizabeth II's representative in each country, appoints the Prime Minister, who is the head of the cabinet, on the basis of party strength in the House of Representatives. Australia has a population of over 17.8 million, and New Zealand has a population of over 3.4 million.

ECONOMIES

     Over the past decade, the economic ties between Australia and New Zealand have strengthened. In the early 1980s, the two countries signed the Australia New Zealand Closer Economic Relations Trade Agreement ("CERTA") allowing free trade of certain goods between the two countries. In January 1989, CERTA was extended to allow the free trade of services, and in July 1990, full free trade in goods was also achieved.

     Australia relies heavily on its manufacturing sector and natural resources. At Australia's fiscal year end at June 30, 1993, manufacturing accounted for 17.3% of its GDP, while primary production and mining accounted for 8.8% of its GDP. Australia's five largest export categories during its 1993 fiscal year were all natural resource products, specifically, (i) metal ores and minerals (22.0%), (ii) coal, petroleum and related products (19.1%), (iii) gold (7.6%),
(iv) wool (7.2%) and (v) cereals (6.2%). Exports accounted for 18.7% of GDP during Australia's 1993 fiscal year end.

     New Zealand's natural resource industries, particularly the agricultural, horticultural, fishing and forestry industries, play a fundamental role in New Zealand's economy, especially its export sector. The agricultural, horticultural, fishing and forestry industries accounted for approximately 7.2% of GDP for the year ended March 31, 1991, while agricultural and horticultural products alone accounted for approximately 49.0% of the total value of New Zealand's exports of goods for the year ended June 30, 1993. With exports of goods and services accounting for 31% of GDP in year ended March 31, 1993, exports are noticably important to the New Zealand economy. Over the four year periods beginning July 1, 1989 and ending June 30, 1993, exports from New Zealand have grown at an average annual rate of 6.1%. Additionally, for each year during the four year period ended June 30, 1993, the top four principal exports from New Zealand have all been natural resource products, specifically meat, dairy products, forestry products and wool.

     The largest trading partners of Australia are Japan and the United States, while the largest trading partners of New Zealand are Australia, Japan and the United States. New Zealand is Australia's fourth largest trading partner in terms of Australia's exports to New Zealand. With Japan and the United States as major importers of Australian and New Zealand goods, economic recoveries in Japan and the United States are likely to benefit the commodities-based economies of Australia and New Zealand. For example, exports to Japan accounted for 24.8% and 15.3% of all exports from Australia and New Zealand, respectively, for the year ended June 30, 1993. Japan's principal imports are natural resources, mineral fuels and food products, while Australia's major exports are mineral fuels including coal, petroleum and related products, and New Zealand's major exports are food products, including meat and dairy produce. In addition, wood is also among the largest imports of Japan, and 28% of New Zealand's forestry exports went to Japan during year ended June 30, 1993.

     Although both Australia and New Zealand have experienced little or negative growth in recent years, the Investment Manager believes both countries are beginning their economic recovery, as indicated by their 1993 annual growth rate of real GDP. The New Zealand government estimates that real GDP has grown 3.9% from the period ended June 30, 1992 to the period ended June 30, 1993. The chart below indicates the Nominal GDP for 1993 and the annual growth rate of real GDP for the period 1989 through 1995.

                NOMINAL GDP FOR 1993 AND REAL GDP GROWTH FOR THE
                            PERIOD 1989 THROUGH 1993

                       NOMINAL GDP FOR 1993
       COUNTRY         (U.S.$ BILLIONS)(1)      1989     1990     1991     1992     1993     1994     1995
---------------------  --------------------     ----     ----     ----     ----     ----     ----     ----
Australia............           277              3.8%     1.0%     0.5%     2.4%
New Zealand(2).......            43             (1.1)     1.3     (0.4)    (1.6)

---------------

Notes:

(1) Current estimates.

(2) For years ended March 31, except for Nominal GDP for 1993, which is estimated as of year ended December 31.

Sources: Economic Intelligence Unit, Australia and New Zealand Country Reports, 1st Quarter 1994; New Zealand: Economic and Financial Overview, February 1994.

SECURITIES MARKETS

  Australian Stock Exchange

     The Australian Stock Exchange's total trading volume increased by 85.7% from 1992 to 1993. As of December 31, 1993, the Australian Stock Exchange had 1107 listed companies, a market capitalization of approximately U.S.$324 billion and an annual trading value of approximately U.S.$67.7 billion. The following table indicates figures for trading volume, trading value and market capitalization of the Australian Stock Exchange for the period from 1988 through 1995. The figures below are stated in Australian dollars.

                       TOTAL TRADING VOLUME AND VALUE AND
                        MARKET CAPITALIZATION: 1988-1995


                                                TRADING VOLUME      TRADING VALUE     MARKET CAPITALIZATION
                                               ----------------     -------------     ---------------------
                                               (SHARES MILLION)     (AU$MILLION)      (AU$BILLION)
1988.........................................       29,437             $48,860               $ 213.6
1989.........................................       27,820              56,636                 228.9
1990.........................................       22,895              51,421                 195.7
1991.........................................       27,920              60,126                 256.3
1992.........................................       29,624              62,248                 385.1
1993.........................................       54,998              99,563                 477.2
1994.........................................
1995.........................................

---------------

Source: Australian Stock Exchange.

  New Zealand Stock Exchange

     The New Zealand Stock Exchange's total trading volume increased by 72.1% from 1992 to 1993. As of December 31, 1993, the New Zealand Stock Exchange had 189 listed companies, a market capitalization of approximately U.S.$25.6 billion and an annual trading value of approximately U.S.$7.0 billion. The following table indicates trading volume, trading value and market capitalization of the New Zealand Stock Exchange for the period from 1988 through 1995. The figures below are stated in New Zealand dollars.

                         TOTAL TRADING VOLUME AND VALUE
                      AND MARKET CAPITALIZATION: 1988-1995


                    YEAR                        TRADING VOLUME      TRADING VALUE     MARKET CAPITALIZATION
---------------------------------------------  ----------------     -------------     ---------------------
                                               (SHARES MILLION)     (NZ$MILLION)      (NZ$BILLION)

1988.........................................       2,457.8           $ 2,852.2               $21.4
1989.........................................       2,894.1             5,170.1                22.6
1990.........................................       2,158.2             3,493.9                15.0
1991.........................................       3,417.6             5,419.1                26.5
1992.........................................       3,697.6             6,122.6                29.5
1993.........................................       6,362.2            12,548.8                45.8
1994.........................................
1995.........................................

---------------

Source: New Zealand Stock Exchange.

MARKET RETURNS

     The stock markets of Australia and New Zealand had positive returns for 1993, which were relatively high compared to Japan (11.4%) and the United States (7.0%). However, as the chart below indicates, the stock markets of Australia and New Zealand have had little or negative returns since the beginning of 1994, and New Zealand averaged negative returns for the period 1989 to 1992. Despite the slow start in 1994 of the stock markets of Australia and New Zealand, the Investment Manager believes that both countries present attractive investment opportunities for investors because of Australia's and New Zealand's export-driven economies, which are likely to benefit from a recovering world economy and any corresponding increase in demand for their natural resources.

               AUSTRALIA AND NEW ZEALAND STOCK MARKET RETURNS(1)

                                                                                          STOCK MARKET
                                                      AVERAGE ANNUAL                      RETURNS (%)
                                                       STOCK MARKET      STOCK MARKET     JANUARY 1 TO
                                                       RETURNS (%)       RETURNS (%)        JULY 14,
                      COUNTRY                           1989-1992            1993             1994
----------------------------------------------------  --------------     ------------     ------------
Australia...........................................        3.7              34.1              0.67
New Zealand.........................................       (4.4)             49.4             (1.41)

---------------
Note:

(1) Returns are calculated based on local currencies, are capitalization-weighted and assume gross dividend reinvestment.

Source: MSCI Price Indices.

FOREIGN INVESTMENT REGULATIONS

     The Australian Government's Foreign Investment Review Board ("FIRB") examines proposals by foreign interests for investment in Australian enterprises. Proposals by foreign investors to acquire substantial (15% or more) shareholdings in large Australian corporations (over AU$5 million in assets) must be notified to the FIRB, which will examine the proposals, and in some cases, may require prior approval of the FIRB. In general, transactions will not be prohibited unless the FIRB finds it contrary to the national interest. In addition, proposals in the media sector, regardless of size, must be notified to the FIRB.

     In New Zealand, an application must be made to New Zealand's Overseas Investment Commission ("NZOIC") for consent for any investment proposal in which a foreign investor is seeking the acquisition or control of 25% or greater of any class of shares or voting power in a New Zealand enterprise or the acquisition of assets in a New Zealand enterprise where the value of the investment exceeds NZ$10 million. Also, any foreign investment in the commercial fishing and rural sectors must be approved by the NZOIC.

                                   APPENDIX E

        DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND INTEREST RATE HEDGES AND OPTIONS ON SECURITIES AND SECURITIES INDEX FUTURES CONTRACTS
                              AND RELATED OPTIONS

FOREIGN CURRENCY HEDGING TRANSACTIONS

     Foreign Currency Sales Contract. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

     Foreign Currency Futures Contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may enter into foreign currency futures contracts (or futures contracts with respect to interest rates or securities indexes (described below)) or related options only if (i) such transactions are entered into solely for bona fide hedging purposes, or (ii) the aggregate amount of initial margin deposits and option premiums on the Fund's then existing futures and related options positions would not exceed 5% of the Fund's total assets, when such transactions are entered into for non-hedging purposes.

     The Fund may purchase and write call and put options on foreign currency futures contracts. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price during an exercise period or at the time of the expiration of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency futures contract any change in the value of such option would be reflected in the net asset value of the Fund.

     Options on Currencies. A put option purchased by the Fund on a currency gives the Fund the right to sell the currency at the exercise price until the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will only enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

     The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

     The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

     Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation -- U.S. Federal Income Taxes."

INTEREST RATE FUTURES AND OPTIONS THEREON

     Interest Rate Futures Contracts. The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates. For example, the Fund may enter into futures contracts to sell U.S. Government Treasury Bills (take a "short position") in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the Fund. However, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income investments which are being hedged. The Fund may also enter into futures contracts to purchase government debt securities (take a "long position") in anticipation of a decline in interest rates. The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

     Options on Futures Contracts. The Fund may purchase and write call and put option on interest rate futures contracts which are traded on contract markets and enter into closing transactions with respect to such options to terminate an existing position. The Fund may use such options in connection with its hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts. An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract. The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options on futures contracts as a substitute for taking a long position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase. The Fund also may write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underlying futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premiums received.

     Risk Factors in Transactions in Interest Rate Futures Contracts and Options Thereon. The Fund's ability to effectively hedge all or a portion of its fixed income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund. In addition, disparities in the average maturity or the quality of the Fund's investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements. Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

OPTIONS ON SECURITIES AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

     Options on Securities. In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

     The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investment underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     Securities Index Futures Contracts and Related Options. The Fund may, for hedging purposes, enter into securities index futures contracts and purchase and write put and call options on stock index futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the CFTC. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of securities index futures will be subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

     The Fund may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested in accordance with its investment objectives and policies and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of debt securities.

     The Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investment and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a securities index futures contract operates in the same manner as an option on a foreign currency futures contract (described below), except that it gives the purchase the right, in return for the premium paid, to assume a position in a securities index futures contract instead of a currency futures contract.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

       (i)  --    Statement of Net Assets as of December 31, 1995*
      (ii)  --    Statement of Operations for the year ended December 31, 1995*
     (iii)  --    Statement of Changes in Net Assets for the year ended December 31, 1995
      (iv)  --    Financial Highlights for the period from August 2, 1994 to December 31, 1994 and the year ended December 31, 1994*
       (v)  --    Notes to Financial Statements*
      (vi)  --    Report of Independent Accountants*

     Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.
---------------

* Incorporated by reference to the Fund's Annual Report for the Year Ended December 31, 1995 filed on March 7, 1996.

(2) Exhibits

     (a) (1)  --    Articles of Incorporation*+
        (2)   --    Articles of Amendment**+
        (3)   --    Articles of Amendment***+
     (b)      --    By-Laws, as amended
     (c)      --    Not applicable
     (d)      --    Specimen certificate for Common Stock, par value $.01 per share***+
     (e)      --    Dividend Reinvestment and Cash Purchase Plan***+
     (f)      --    Not applicable
     (g)      --    Investment Advisory and Management Agreement with the Investment
                    Manager***+
     (h) (1)  --    Form of Dealer Manager Agreement ****
        (2)   --    Form of Soliciting Dealer Agreement****
        (3)   --    Form of Selling Group Agreement****
     (i)      --    Not applicable
     (j) (1)  --    Custody Agreement***+
        (2)   --    Domestic Custody Agreement***+
     (k) (1)  --    Agreement for Stock Transfer Services***+
        (2)   --    Administration Agreement***+
        (3)   --    Agreement for Shareholder Services in Japan***+
        (4)   --    Agreement for Dividend Paying Services in Japan***+
        (5)   --    Agreement for Commissions for Shareholder and Dividend Paying Services in
                    Japan***+
     (l) (1)  --    Opinion and Consent of Rogers & Wells****
        (2)   --    Opinion and Consent of Piper & Marbury****
     (m)      --    Not applicable
     (n)      --    Consent of Independent Accountants****
     (o)      --    Not applicable

     (p)      --    Not applicable
     (q)      --    Not applicable
     (r)      --    Not applicable

---------------

   * Incorporated by reference to the Fund's Registration Statement on Form N-2 (File Nos. 33-76014; 811-8388) filed on March 2, 1994.

  ** Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's
     Registration Statement on Form N-2 (File Nos. 33-76014; 811-8388) filed on June 27, 1994.

 *** Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund's
     Registration Statement on Form N-2 (File Nos. 33-76014; 811-8388) filed on July 25, 1994.

**** To be filed by amendment.

   + Filed pursuant to the EDGAR (Electronic Data Gathering, Analysis, and
     Retrievel) phase-in requirements.

ITEM 25.  MARKETING ARRANGEMENTS

     See Exhibits (h)(1) through (3) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees..........................  $ 83,018
New York Stock Exchange listing fee...............................................    63,000
Printing (other than stock certificates)..........................................         *
Engraving and printing stock certificates.........................................         *
Fees and expenses of qualification under state securities laws
  (excluding fees of counsel).....................................................         *
Auditing and accounting fees......................................................         *
Legal fees and expenses...........................................................         *
[Dealer Manager's expense allowance]..............................................         *
Information Agent's fees and expenses.............................................         *
Subscription Agent's fees and expenses............................................         *
NASD fee..........................................................................         *
Miscellaneous.....................................................................         *
                                                                                    --------
     Total........................................................................  $      *
                                                                                    ========

------------------------
* To be completed by amendment.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     At       , 1996:

                                                                                NUMBER OF
                               TITLE OF CLASS                                 RECORD HOLDERS
----------------------------------------------------------------------------  --------------
Common Stock, $.01 par value................................................

ITEM 29.  INDEMNIFICATION

     Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the Fund's By-Laws, the Investment Advisory and

Management Agreement, the U.S. Underwriting Agreement, the Japanese Subscription Agreement and the Custody Agreement provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the business of Morgan Stanley Asset Management Inc. is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

     The information as to the Directors and officers of Morgan Stanley Asset Management Inc. set forth in Morgan Stanley Asset Management Inc.'s Form ADV filed with the Securities and Exchange Commission on December 15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Morgan Stanley Asia-Pacific Fund, Inc.
c/o Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
(Fund's Articles of Incorporation and By-Laws)

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
(with respect to its services as Investment Manager)

The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
(with respect to its services as Administrator)

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
(with respect to its services as Custodian for the Fund's international assets)

The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
(with respect to its services as Custodian for the Fund's U.S. assets)

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(with respect to its services as Subscription Agent and Transfer Agent)

Mitsui Trust and Banking Company, Limited
1-21, Shimomeguro 6-chome
Meguro-Ku, Tokyo 153
Japan
(with respect to its services as dividend paying agent, transfer agent and registrar in Japan)

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     (a) The Fund undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (b) The Fund hereby undertakes:

          (1) that for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) that for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The Fund hereby undertakes to comply with the restrictions on indemnification set forth in Investment Company Act Release No. IC-11330, September 2, 1980.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 8th day of March, 1996.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                            By:  /S/ WARREN J. OLSEN

                                            ------------------------------------
                                                      Warren J. Olsen
                                                         President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Warren J. Olsen and Harold J. Schaaff, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                 TITLE                        DATE
-------------------------------------  ---------------------------------------  --------------
         /s/ BARTON M. BIGGS           Director and Chairman of the Board       March 8, 1996
-------------------------------------
           Barton M. Biggs
         /s/ WARREN J. OLSEN           Director and President                   March 8, 1996
-------------------------------------  (Principal Executive Officer)
           Warren J. Olsen
         /s/ PETER J. CHASE            Director                                 March 8, 1996
-------------------------------------
           Peter J. Chase
         /s/ JOHN W. CROGHAN           Director                                 March 8, 1996
-------------------------------------
           John W. Croghan
                                       Director
-------------------------------------
            David B. Gill
         /s/ GRAHAM E. JONES           Director                                 March 6, 1996
-------------------------------------
           Graham E. Jones
          /s/ JOHN A. LEVIN            Director                                 March 8, 1996
-------------------------------------
            John A. Levin

              SIGNATURE                                 TITLE                        DATE
-------------------------------------  ---------------------------------------  --------------
     /s/ WILLIAM G. MORTON, JR.        Director                                 March 8, 1996
-------------------------------------
       William G. Morton, Jr.
     /s/ FREDERICK B. WHITTEMORE       Director                                 March 8, 1996
-------------------------------------
       Frederick B. Whittemore
         /s/ JAMES R. ROONEY           Treasurer (Principal Financial and       March 8, 1996
-------------------------------------  Accounting Officer)
           James R. Rooney

                                Exhibit Index
                                -------------

     (a) (1)  --    Articles of Incorporation*
        (2)   --    Articles of Amendment**
        (3)   --    Articles of Amendment***
     (b)      --    By-Laws, as amended
     (c)      --    Not applicable
     (d)      --    Specimen certificate for Common Stock, par value $.01 per share***
     (e)      --    Dividend Reinvestment and Cash Purchase Plan***
     (f)      --    Not applicable
     (g)      --    Investment Advisory and Management Agreement with the Investment Manager***
     (h) (1)  --    Form of Dealer Manager Agreement ****
        (2)   --    Form of Soliciting Dealer Agreement****
        (3)   --    Form of Selling Group Agreement****
     (i)      --    Not applicable
     (j) (1)  --    Custody Agreement***
        (2)   --    Domestic Custody Agreement***
     (k) (1)  --    Agreement for Stock Transfer Services***
        (2)   --    Administration Agreement***
        (3)   --    Agreement for Shareholder Services in Japan***
        (4)   --    Agreement for Dividend Paying Services in Japan***
        (5)   --    Agreement for Commissions for Shareholder and Dividend Paying Services in
                    Japan***
     (l) (1)  --    Opinion and Consent of Rogers & Wells****
        (2)   --    Opinion and Consent of Piper & Marbury****
     (m)      --    Not applicable
     (n)      --    Consent of Independent Accountants****
     (o)      --    Not applicable
     (p)      --    Not applicable
     (q)      --    Not applicable
     (r)      --    Not applicable

---------------

   * Incorporated by reference to the Fund's Registration Statement on Form N-2 (File Nos. 33-76014; 811-8388) filed on March 2, 1994.

  ** Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's
     Registration Statement on Form N-2 (File Nos. 33-76014; 811-8388) filed on June 27, 1994.

 *** Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund's
     Registration Statement on Form N-2 (File Nos. 33-76014; 811-8388) filed on July 25, 1994.

**** To be filed by amendment.